                           SCHEDULE 14C INFORMATION
                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                    OF THE SECURITTES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14C-5(D)(2))
[_]  Definitive Information Statement

                          TRANS LEASING INTERNATIONAL, INC
               (Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Filing fee: $9,216.40. Fee determined pursuant to Rule 0-11(c)(2) based upon bona fide estimate of aggregate proceeds to the Company of $46,082,009.50 upon the sale of substantially all of its assets.


     (4) Proposed maximum aggregate value of transaction: $46,082,009.50


     (5) Total fee paid:


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: _____________________________________________

     (2) Form, Schedule or Registration Statement No.: _______________________

     (3) Filing Party: _______________________________________________________

     (4) Date Filed: _________________________________________________________

                       TRANS LEASING INTERNATIONAL, INC.
                               3000 DUNDEE ROAD
                          NORTHBROOK, ILLINOIS  60062
                                (847) 272-1000

                             INFORMATION STATEMENT

                                 INTRODUCTION

  This Information Statement is being furnished to holders of shares of common stock, par value $.01 per share (the "Common Stock"), of Trans Leasing International, Inc., a Delaware corporation (the "Company"), in connection with the irrevocable written consent of the holders of a majority of the Company's outstanding Common Stock to:

       (i) The sale (the "Proposed Sale") to General Electric Capital Corporation, a New York corporation (the "Purchaser"), of substantially all of the assets of the Company and its subsidiaries, pursuant to an Asset Purchase Agreement, dated as of August 27, 1997 (the "Asset Purchase Agreement"), by and among the Purchaser, the Company and the Company's subsidiaries for $46,082,009 in cash (the "Purchase Price"), plus the payment by the Purchaser of certain debt obligations and expenses of the Company and the assumption by the Purchaser of certain liabilities relating to the business of the Company and its subsidiaries as more fully described in this Information Statement. See "The Asset Purchase Agreement-- Purchase Price." A copy of the Asset Purchase Agreement is attached hereto as Annex A.

       (ii) The change of the Company's name following the Proposed Sale to "TLII Liquidating Corporation".

       (iii) The dissolution and liquidation of the Company and the payment of the net proceeds of the Proposed Sale to the holders of the Common Stock pursuant to a Plan of Liquidation and Dissolution (the "Plan") as more fully described in the Information Statement. A copy of the Plan is attached hereto as Annex B.

  This Information Statement is first being mailed to stockholders on or about ____________, 1997. This Information Statement is furnished for information purposes only. THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

  THE PROPOSED SALE IS CONDITIONED UPON, AMONG OTHER THINGS, THE SECURING OF ALL NECESSARY GOVERNMENTAL APPROVALS AND CONSENTS AND THE CONSENT OF CERTAIN PARTIES TO AGREEMENTS WITH THE COMPANY AND ITS SUBSIDIARIES. THERE CAN BE NO ASSURANCE THAT THE CONDITIONS TO THE PROPOSED SALE WILL BE SATISFIED OR WAIVED AND THAT THE PROPOSED SALE WILL BE CONSUMMATED. SEE "THE ASSET PURCHASE AGREEMENT-- CONDITIONS" AND "THE PROPOSED SALE--REGULATORY MATTERS."

  Since the Proposed Sale involves a sale of assets, the stockholders of the Company will retain their equity interest in the Company following its consummation. After the Proposed Sale, the Company will dissolve and liquidate and pay out the net proceeds of the Proposed Sale to the holders of the Common Stock as a liquidating dividend pursuant to the Plan. See "The Asset Purchase Agreement--Assets to Be Sold" and "The Proposed Sale--Use of Proceeds; Dissolution and Liquidation Following the Proposed Sale."

  THE INFORMATION CONTAINED HEREIN UNDER "SUMMARY--THE COMPANIES--GENERAL ELECTRIC CAPITAL CORPORATION" AND "CERTAIN INFORMATION CONCERNING THE PURCHASER" HAS BEEN SUPPLIED BY THE PURCHASER. NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY

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

INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

                             AVAILABLE INFORMATION

  The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements and other information filed by the Company with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, 13th Floor, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material also can be obtained from the Public Reference Section of the Commission, Washington, D.C. 20549 at prescribed rates. The Common Stock is traded on the Nasdaq National Market. Reports and other information concerning the Company may be inspected at the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

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

                               TABLE OF CONTENTS

                                                                                                                                PAGE
                                                                                                                                ----
INTRODUCTION...................................................................................................................    1


AVAILABLE INFORMATION..........................................................................................................    2


SUMMARY........................................................................................................................    5


THE COMPANIES..................................................................................................................    5


THE STOCKHOLDER CONSENT........................................................................................................    5


THE PROPOSED SALE..............................................................................................................    6


THE STOCKHOLDER CONSENT........................................................................................................   10


THE PROPOSED SALE..............................................................................................................   10
   Background of the Proposed Sale.............................................................................................   10
   Opinion of Rodman & Renshaw.................................................................................................   11
   Approval of the Board of Directors; Reasons for the Proposed Sale and Dissolution and Liquidation...........................   14
   Use of Proceeds; Dissolution and Liquidation Following the Proposed Sale....................................................   15
   Certain Tax Consequences....................................................................................................   16
   Regulatory Matters..........................................................................................................   16
   Interests of Certain Persons in the Proposed Sale...........................................................................   17
   No Appraisal Rights.........................................................................................................   17
   Accounting Treatment........................................................................................................   17

THE ASSET PURCHASE AGREEMENT...................................................................................................   17
   Assets to Be Sold...........................................................................................................   18
   Purchase Price..............................................................................................................   19
   Representations and Warranties..............................................................................................   19
   Certain Covenants...........................................................................................................   20
   Exclusivity.................................................................................................................   21
   Employment and Employee Benefit Plans.......................................................................................   21
   Conditions..................................................................................................................   21
   Termination.................................................................................................................   22

CERTAIN INFORMATION CONCERNING THE PURCHASER...................................................................................   22


PRO FORMA CONSOLIDATED FINANCIAL INFORMATION...................................................................................   22


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.................................................................   23


MARKET PRICE DATA..............................................................................................................   24


DOCUMENTS INCORPORATED BY REFERENCE............................................................................................   24

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
Annexes
  A.  Asset Purchase Agreement................................................................................................. A-1
  B.  Plan of Liquidation and Dissolution...................................................................................... B-1
  C.  Opinion of Rodman & Renshaw, Inc......................................................................................... C-1

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                                    SUMMARY

  The following is a summary of certain information contained elsewhere in this Information Statement. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in this Information Statement and the Annexes hereto. Unless the context otherwise requires, references in this Information Statement to the "Company" shall be deemed to refer to the Company together with its subsidiaries and references in this Information Statement to the "Purchaser" shall be deemed to refer to the Purchaser together with its subsidiaries. Unless otherwise defined herein, capitalized terms used in this summary have the respective meanings ascribed to them elsewhere in this Information Statement. Stockholders are urged to read this Information Statement and the Annexes hereto in their entirety.

                                 THE COMPANIES

The Company......................  The Company provides capital equipment leasing services to the medical and
                                   commercial marketplaces and also provides automobile leasing. Healthcare equipment represents the largest portion of the Company's business. The principal executive offices of the Company are located at 3000 Dundee Road, Northbrook IL 60062, and its telephone number is (847) 272-1000.

The Purchaser....................  The Purchaser, a subsidiary of the General
                                   Electric Company, is a global diversified financial services company which provides equipment management, mid-market and specialized financing, speciality insurance and a variety of consumer services such as car leasing, home mortgage and credit cards. The principal executive offices of the Purchaser's Vendor Financial Services Division, which is engaged in financing small ticket and middle market commercial equipment and will operate the Company's business after the closing, are located at 55 Federal Road, Danbury CT 06810, and its telephone number is
                                   (800) 876-2033.

                            THE STOCKHOLDER CONSENT

Consent Required.................  Pursuant to Sections 271 and 275 of the
                                   Delaware General Corporation Law (the
                                   "DGCL"), the written consent of the holders of a majority of the shares of Common Stock outstanding and entitled to vote is required to approve the Proposed Sale and the Plan. The Estate of Richard Grossman, Deceased, as to whose shares Mr. Larry S. Grossman, Chairman of the Board and Chief Executive Officer of the Company, has voting power, Mr. Larry S. Grossman individually and Mr. Clifford V. Brokaw, III, a director of the Company (collectively, the "Majority Holders"), hold approximately 50.6% in the aggregate of the outstanding Common Stock and have irrevocably consented in writing to the Proposed Sale and the Plan, which consent satisfies the Section 271 and Section 275 requirements. The granting by the Majority Holders of such consent was required as a condition to the Purchaser's willingness to enter into the Asset

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

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                                   Purchase Agreement. After the execution of
                                   the Asset Purchase Agreement, the Majority
                                   Holders consented pursuant to Section 242 of the DGCL to amend the Company's certificate of incorporation after the Proposed Sale to change the Company's name to "TLII Liquidating Corporation". See "The Stockholder Consent."

                               THE PROPOSED SALE

Assets to Be Sold................  Pursuant to the Asset Purchase Agreement, the
                                   Company and its subsidiaries have agreed to sell to the Purchaser substantially all of their assets and business. See "The Asset Purchase Agreement--Assets to Be Sold."

Purchase Price...................  The Asset Purchase Agreement provides for the sale by the Company to the Purchaser of
                                   substantially all of the assets and business of the Company and its subsidiaries for $46,082,009 in cash plus the payment by the Purchaser of certain debt obligations and expenses of the Company and the assumption by the Purchaser of certain liabilities, all as more fully described in this Information Statement. See "The Asset Purchase Agreement -- Purchase Price."

Closing of the Proposed Sale.....  The consummation of the Proposed Sale (the
                                   "Closing") will occur on __________, 1997 or, if later, at least five business days following the satisfaction or waiver of conditions contained in the Asset Purchase Agreement. See "The Asset Purchase Agreement -- Conditions."

Approval by the Board of
  Directors......................  The Board of Directors believes that the
                                   Proposed Sale and the liquidation and
                                   dissolution of the Company are in the best interests of the Company and has approved the Asset Purchase Agreement and the Plan. The Board of Directors' approval of the Proposed Sale is based upon a number of factors described in this Information Statement. See "The Proposed Sale--Approval by the Board of Directors; Reasons for the Proposed Sale" and "The Proposed Sale--Interests of Certain Persons in the Proposed Sale."

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Opinion of Rodman & Renshaw......  Rodman & Renshaw, Inc. ("Rodman & Renshaw")
                                   was engaged to render an opinion as to the fairness from a financial point of view of the consideration to be received by the Company pursuant to the Asset Purchase Agreement. On August 27, 1997, the date the Board of Directors approved the Asset Purchase Agreement, Rodman & Renshaw delivered to the Board of Directors its opinion to the effect that, as of the date of its opinion and subject to the assumptions made, matters considered and limits of the review undertaken, as set forth in such opinion, the sum of $10.00 per share, which amount senior management of the Company informed Rodman & Renshaw was expected to be the minimum distributed per share to holders of Common Stock out of the net proceeds of the Proposed Sale, is fair to such stockholders from a financial point of view.

                                   A copy of the opinion of Rodman & Renshaw is attached to this Information Statement as Annex C. The attached opinion sets forth the assumptions made, matters considered, the scope and limitations of the review undertaken and procedures followed by Rodman & Renshaw, and should be read in its entirety. See "The Proposed Sale--Opinion of Rodman & Renshaw."

Use of Proceeds; Dissolution
  and Liquidation Following the
  Proposed Sale..................  Of the $46,082,009 in gross proceeds from the
                                   Proposed Sale, approximately $5.2 million will be used to pay expenses, including for the cancellation of vested employee stock options, severance and employment agreements and director warrants. It is currently anticipated that the remaining net proceeds, after the payment of other expenses, will be approximately $10.00 per share of Common Stock and that such an amount will be paid early in 1998. See "The Proposed Sale--Use of Proceeds; Dissolution and Liquidation Following the Proposed Sale."

Certain Tax Consequences.........  The Proposed Sale will be a taxable transaction to the Company for United States
                                   Federal income tax purposes. However, the Purchaser has agreed to pay, subject to certain limitations, the Company's income taxes on the Proposed Sale. Distributions to the stockholders of the net proceeds of the Proposed Sale will result in taxable gain to them. See "The Proposed Sale--Certain Tax Consequences."

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Conditions to the Proposed Sale..  The obligations of the Company and the
                                   Purchaser to consummate the Proposed Sale are subject to the satisfaction or waiver of certain conditions customary to a transaction of this nature, including, among others, the occurrence of certain events described in "The Proposed Sale--Regulatory Matters;" obtaining all governmental approvals; the absence of orders of any court or governmental entity that enjoin, restrain or prohibit the Asset Purchase Agreement or the consummation of the transactions contemplated by the Asset Purchase Agreement; the receipt of consents to the Proposed Sale of third parties who have agreements with the Company; and the Company and the purchased assets and business not having experienced a material adverse change, as well as other conditions. See "The Asset Purchase Agreement-- Conditions."

Regulatory Matters...............  The Company and the Purchaser's parent corporation each filed notification and
                                   report forms under the Hart-Scott-Rodino
                                   Antitrust Improvements Act of 1976, as
                                   amended (the "HSR Act") and the applicable waiting period under the HSR Act is expected to expire on October 10, 1997, unless earlier terminated or extended. See "The Proposed Sale--Regulatory Matters."

Termination......................  The Asset Purchase Agreement may be
                                   terminated in certain circumstances,
                                   including the following: (i) by mutual
                                   consent of the Company and the Purchaser;
                                   (ii) by either the Company or the Purchaser if the Closing does not occur on or before January 31, 1998; (iii) by either the Company or the Purchaser if any court or other governmental body shall have issued a final order prohibiting the transactions contemplated by the Asset Purchase Agreement; or (iv) by either the Company or the Purchaser if there shall have been a breach of any covenant, representation or warranty set forth in the Asset Purchase Agreement which would permit the terminating party to decline to close such transactions. See "The Asset Purchase Agreement--Termination."

Interests of Certain Persons in
  the Proposed Sale..............  In connection with the Proposed Sale, the
                                   Company and the Purchaser have entered into agreements with the Company's Chairman and Chief Executive Officer and President and Chief Operating Officer providing for, among other things, severance and noncompetition covenant payments to them. Such agreements provide, among other things, for noncompetition payments to the Chairman and Chief Executive Officer of $446,947 per year for seven years and to the President and Chief Operating Officer of $60,973 per year for seven years. In addition, the Purchaser has agreed, subject to certain limitations, to indemnify the directors and officers of the Company against claims made against them after the closing. For information regarding such matters and other information relating to the interests of certain persons in the Proposed Sale, see "The Proposed Sale-- Interests of Certain Persons in the Proposed Sale," and "The Asset Purchase Agreement-- Certain Covenants--Indemnification."

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No Appraisal Rights..............  Under the DGCL, holders of shares of Common
                                   Stock will not be entitled to appraisal
                                   rights in connection with the Proposed Sale.

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

                            THE STOCKHOLDER CONSENT

  Section 271 of the DGCL permits a Delaware corporation to sell all or substantially all of its assets if the sale is approved and Section 275 of the DGCL permits a Delaware corporation to dissolve if the dissolution is approved by stockholders holding a majority of the shares entitled to vote thereon.

  The Majority Stockholders own approximately 50.6% of the outstanding Common Stock. In order to satisfy a condition to the Purchaser's willingness to enter into the Asset Purchase Agreement, the Majority Stockholders irrevocably consented in writing to the Asset Purchase Agreement and the Plan pursuant to
Section 228 of the DGCL. This written consent satisfies the Section 271 and
Section 275 stockholder approval requirements. After the execution of the Asset Purchase Agreement, the Majority Holders consented pursuant to Section 242 of the DGCL to amend the Company's certificate of incorporation after the Proposed Sale to change the Company's name to "TLII Liquidating Corporation". Accordingly, no vote of any other stockholder is necessary and stockholder votes are not being solicited.

  Subject to the terms and conditions of the Asset Purchase Agreement, it is contemplated that the Proposed Sale will be consummated not earlier than 20 days after the mailing of this Information Statement and following satisfaction or waiver of the conditions contained in the Asset Purchase Agreement. See "The Asset Purchase Agreement--Conditions." Thereafter, the Company will be dissolved and the net proceeds will be distributed to the stockholders. This Information Statement is first being mailed to stockholders on or about ____________, 1997.

                               THE PROPOSED SALE

BACKGROUND OF THE PROPOSED SALE

  The terms of the Proposed Sale are the result of arm's-length negotiations between the Purchaser and the Company. For many years, the Common Stock traded in what the Board of Directors believed to be a low range relative to comparable companies. For example, in the fiscal year ended June 30, 1996, the high and low sales prices per share of Common Stock were $2.88 and $3.88, respectively. The Board discussed this from time to time and it was attributed, at least in part, to a general lack of research coverage by securities analysts and to a small trading volume relative to the Company's size due to the large number of shares held by Richard Grossman, who was the Company's largest stockholder and for many years its Chairman, Chief Executive Officer and President prior to his death in October 1996. The Company had taken steps to attempt to improve stockholder value prior to Richard Grossman's death, such as the possible sale of the Company, including pursuing a sale in 1993 which was not completed, and a Common Stock buyback program. Upon Richard Grossman's death, the Board of Directors elected Larry S. Grossman, Richard Grossman's brother and the administrator of his estate, Chairman of the Board and Chief Executive Officer of the Company because of his experience and familiarity with the Company and its business. He was a Vice President of the Company from its founding in 1972 to 1981, its President from 1981 to 1982 and a director of the Company from 1972 to 1981 and since 1991. The Board also elected Michael J. Heyman, who had been a director of the Company since 1991, as the Company's President and Chief Operating Officer. Because of Richard Grossman's death and the attendant publicity, various companies approached the Company to suggest possible acquisitions of the Company in the fall of 1996, but none of such proposals was definitive and those which mentioned price were at prices at or slightly above the then market price range of about $3.63 to $5.88 and therefore were not considered worthy of pursuit by the Board.

  The Purchaser first approached Company management in January 1997. During the following months the Purchaser periodically contacted Company management and requested information which was provided. In the course of discussions with the Purchaser's representatives, management advised them that any transaction would have to involve a substantial premium to the book value of the Company's assets, would have to be structured like most sales of public companies to minimize contingencies and residual liabilities for the Company and its stockholders, would require an offer of employment to all of the Company's employees and would require arrangements with Messrs. Grossman and Heyman, whose services the Purchaser did not require if it acquired the Company, similar in value to those described under "--Interests of Certain Persons in the Proposed Sale." The Purchaser conducted a due diligence investigation and discussed possible terms and structures for a transaction with the Company. In May 1997, the Purchaser proposed that

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

the structure for any transaction be a purchase of assets. This approach was initially rejected by the Company. The Purchaser made various revisions to its proposal to address the Company's objective of having any transaction be similar in effect for its stockholders to a tender offer or cash merger with few or no indemnity obligations and little or no potential stockholder liability. Throughout this process, the Board members were kept generally informed of the status of the talks and the topic was discussed at the June 5, 1997 Board meeting. When significant progress had been made in the negotiations with the Purchaser to the point where senior management felt that it could recommend a transaction to the directors, a Board meeting was scheduled.

  The Board met on August 22, 1997 to consider the Proposed Sale and liquidation and dissolution of the Company. Such meeting was attended by all of the directors as well as the Company's Vice President--Finance, Stephen Hupp, and representatives of Kirkland & Ellis, legal counsel to the Company, and Rodman & Renshaw. The Board was apprised of the status of negotiations of the Asset Purchase Agreement and related documents, the principal terms of the transactions, the DGCL and case law regarding directors' duties in connection with the sale of a company and dissolution and liquidation procedures and of Rodman & Renshaw's analysis discussed below under "--Opinion of Rodman & Renshaw" and were provided with written materials regarding such matters. At this meeting, the Board was apprised of recent inquiries from other companies regarding a business combination with the Company. None of these companies had made any definitive proposal and the Board did not consider that any would be likely to make a proposal as attractive or as certain of completion as the Purchaser's proposal. The Board next met on August 25, 1997 and at such meeting received an update on the status of negotiations and were provided with drafts of the agreements with Messrs. Grossman and Heyman described in "--Interests of Certain Persons in the Proposed Sale" and a draft of the Plan and the directors were given the opportunity to discuss such matters and continue their discussions from the preceding meeting. All of the directors, as well as the others mentioned above, also attended this meeting. After the negotiations with the Purchaser were concluded, the Board met again on August 27, 1997 and unanimously approved the Proposed Sale, the Asset Purchase Agreement and related documents, the dissolution and liquidation of the Company and the Plan.

OPINION OF RODMAN & RENSHAW

  At the meeting of the Board of Directors held on August 27, 1996, Rodman & Renshaw delivered its opinion to the effect that, as of such date, based upon the assumptions made, matters considered and limits of the review undertaken, as set forth in such opinion, the sum of $10.00 per share of Common Stock, which senior management expects will be the approximate amount to be distributed as a result of the Proposed Sale (see "--Use of Proceeds; Dissolution and Liquidation Following the Proposed Sale"), is fair to the Company's stockholders from a financial point of view. Rodman & Renshaw had previously rendered an oral opinion to such effect and explained its analysis at the meetings of the Board of Directors on August 22 and August 25, 1997. The Company had retained Rodman & Renshaw to render a fairness opinion in connection with the Proposed Sale based upon Rodman & Renshaw's qualifications, expertise and reputation.

  The full text of Rodman & Renshaw's written opinion is attached hereto as Annex C to this Information Statement and is incorporated herein by reference. Stockholders of the Company are urged to, and should, read the opinion carefully and in its entirety for the assumptions made, matters considered and limits of the review undertaken by Rodman & Renshaw. Rodman & Renshaw's opinion is directed to the Board of Directors and only to the fairness from a financial point of view of the sum of $10.00 per share to the holders of Common Stock in the Proposed Sale and does not address any other aspect of the Proposed Sale, including the Company's use of the sale proceeds, nor does it constitute a recommendation to any holder of Common Stock. Rodman & Renshaw's opinion assumes that the sum of $10.00 per share will be distributed to the holders of Common Stock as soon as practicable after the closing of the Proposed Sale. Although the Company believes that the summary of the opinion of Rodman & Renshaw set forth herein describes the material portions thereof, such summary is qualified in its entirety by reference to the full text of such opinion.

  In arriving at its opinion, Rodman & Renshaw reviewed the Asset Purchase Agreement and certain publicly available business and financial information relating to the Company. Rodman & Renshaw also reviewed certain other information, including financial forecasts, furnished to Rodman & Renshaw by the Company and discussed the business and prospects of the Company with its management. In addition, Rodman & Renshaw considered certain financial data

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

of the Company, and compared that data with stock market data for publicly held companies in businesses similar to those of the Company and considered the financial terms of certain other business combinations and other transactions which have recently been effected. Rodman & Renshaw also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which it deemed relevant.

  Rodman & Renshaw relied upon the completeness and accuracy of all information supplied or otherwise made available to it by the Company and relied upon the representations of management of the Company that they are unaware of any information or facts that would make the information provided incomplete or misleading. In connection with its review, Rodman & Renshaw did not assume any responsibility for independent verification of any of the foregoing information. With respect to the financial forecasts, Rodman & Renshaw assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance of the Company's business and that management was not aware of any facts that would make such forecasts incomplete or misleading. In addition, Rodman & Renshaw did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company's business, nor was it furnished with any such evaluations or appraisals. Rodman & Renshaw's opinion was necessarily based upon financial, economic, market or other conditions as they existed and could be evaluated on the date of the opinion. In connection with its engagement, Rodman & Renshaw was not requested to, and did not, solicit third party indications of interest in acquiring the Company. In addition, although Rodman & Renshaw evaluated the fairness of the expected distribution to the holders of the Common Stock from a financial point of view, Rodman & Renshaw was not asked to and did not recommend the form or amount of consideration payable to the Company in the Proposed Sale.

  In arriving at its opinion and making its presentation to the Board of Directors, Rodman & Renshaw performed a variety of financial analyses, including those summarized below. The summary set forth below includes certain of the financial analyses discussed by Rodman & Renshaw with the Board of Directors, but does not purport to be a complete description of the analyses performed by Rodman & Renshaw in arriving at its opinion. Arriving at a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not necessarily susceptible to partial analysis or summary description. Rodman & Renshaw believes that its analyses must be considered as a whole and that selecting portions of its analyses or portions of the factors considered by it, without considering all analyses and factors, could create an incomplete view of the evaluation process underlying its opinion. In performing its analyses, Rodman & Renshaw made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company. Any estimates incorporated in the analyses performed by Rodman & Renshaw are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, estimates of the value of businesses and securities neither purport to be appraisals nor necessarily reflect the prices at which businesses or securities may actually be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. No public company utilized as a comparison is identical to the Company, and none of the similar transactions utilized as a comparison is identical to the Proposed Sale. Accordingly, an analysis of publicly traded comparable companies and comparable acquisition transactions is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies or the companies involved in comparable acquisition transactions and other factors that could affect the public trading value of the comparable companies or company or transaction to which they are being compared.

  Rodman & Renshaw is a nationally recognized investment banking firm. As part of its investment banking business, Rodman & Renshaw is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. In the ordinary course of business, Rodman & Renshaw and its affiliates may actively trade the debt and equity securities of the Company and the Purchaser's parent and debt securities of the Purchaser for their own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

  The following is a summary of the analyses performed by Rodman & Renshaw in connection with its fairness opinion.

  Adjustment to The Company's Financial Data. The Company does not book securitizations as sales, but keeps the leases that have been securitized on its books and records income during the term of the leases. Had the Company booked the securitizations as sales, as certain other leasing companies do, it would have had an impact on the Company's income statement and balance sheet. Rodman examined the Company's last three securitization programs, and assumed the Company will securitize $138.6 million of leases in October 1997, and calculated the impact such securitizations had or would have on the Company's fiscal year income statement for the year ended June 30, 1997, calendar year income statement for the year ended December 31, 1997 and balance sheet as of June 30, 1997 and December 31, 1997 if they were booked as sales (the "Securitization Impact"). Based on this analysis, Rodman & Renshaw was able to perform its valuation analysis of the Company based on both the method by which the Company presently records securitizations and if it had recorded them as sales.

  Comparable Companies Analysis. Rodman & Renshaw reviewed certain publicly available historical information for the period from January 1, 1996 to December 31, 1996 and projected 1997 financial results (reflecting estimates of the Company's management) of certain leasing and finance companies considered by Rodman & Renshaw to be reasonably comparable to the Company, including DVI, Inc., First Sierra Financial Inc., Leasing Solutions, Inc., Prime Capital Corporation and Rockford Industries, Inc. This analysis indicated that (i) the appropriate equity value multiple for the Company based on the comparable companies for the last twelve months earnings and for calendar year 1997 estimated earnings averaged 14.1 times and 12.4 times respectively and (ii) the appropriate equity value multiple for the Company based on the comparable companies book equity value averaged 1.8 times. Rodman & Renshaw then applied these comparable companies multiplier ranges to the Company's unaudited 1997 fiscal year earnings, projected 1997 calendar year earnings (as provided by the Company's management) and unaudited June 30, 1997 book value to imply a range of equity values for the Company. In addition, Rodman & Renshaw applied the same multiples to the Company's financial performance including the Securitization Impact. The comparable companies analysis indicated a hypothetical equity value for the Company of between $8.13 and $13.22 per share.

  Comparable Acquisitions Analysis. Rodman & Renshaw reviewed the acquisition multiples of companies considered by Rodman & Renshaw to be reasonably comparable to the Company that were the target companies in certain recent transactions involving partial or complete acquisitions. The comparable transactions involved transactions for target companies in the leasing and finance industries. Rodman & Renshaw calculated certain multiples (including net income and book value) of the prices paid in such acquisitions and applied such multiples to the Company's unaudited fiscal 1997 financial results and financial results assuming the Securitization Impact to imply a hypothetical equity value for the Company. The comparable acquisitions analysis indicated a hypothetical equity value for the Company of between $9.50 to $12.25 per share.

  Discounted Cash Flow Analysis. Rodman & Renshaw calculated the estimated cash flow available for stockholders of the Company that the Business could be expected to generate using management's projections of future financial performance for the period from July 1, 1997 through June 30, 2003 based on projections developed by management. Using these projections, Rodman & Renshaw then calculated estimated terminal values at the end of the projection period by assuming the cash available for fiscal year 2003 would be available in perpetuity and then discounting this back at a rate of 9.8%, the Company's cost of equity. The unlevered cash flows for the projected period and the terminal value were then discounted using an annual discount rates of 9.8% (chosen to reflect the cost of equity of the Company) to imply a hypothetical equity for the Company. Three cases were calculated: a base case, an upside case and a downside case. The upside case assumed higher volume growth. The downside case assumed lower volume growth. The discounted cash flow analysis indicated a hypothetical equity value for the Company of between $8.16 to $13.79 per share.

  Summary of Valuation. Rodman & Renshaw then averaged the various hypothetical equity values for the Company. This resulted in a range of hypothetical values of between $9.75 to $11.93 per share with an average hypothetical value of $10.74 per share. Based on this value, Rodman & Renshaw concluded that a distribution to each stockholder of $10.00 per share is fair from a financial point of view.

  Forward Looking Information. The Company does not make, as a matter of course, public forecasts or projections as to future performance or earnings. However, in connection with its ongoing budgetary and financing activities, management of the Company periodically prepares certain projections of results of operations. Certain of such projections were provided to Rodman & Renshaw for its due diligence review in connection with the Proposed Sale and Rodman & Renshaw's presentation of its opinion. THE PROJECTIONS PROVIDED TO RODMAN & RENSHAW WERE BASED UPON MANY ESTIMATES AND ARE INHERENTLY SUBJECT TO SIGNIFICANT ECONOMIC AND COMPETITIVE UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE CONTROL OF MANAGEMENT OF THE COMPANY, INCLUDING, WITHOUT LIMITATION, THE EFFECT OF GENERAL ECONOMIC AND MARKET CONDITIONS, BUSINESS CONDITIONS, CHANGES IN PUBLIC TASTE, COMPETITION, CHANGES IN BUSINESS STRATEGY AND AVAILABILITY, TERMS AND DEPLOYMENT OF CAPITAL. ACCORDINGLY, ACTUAL RESULTS MAY BE MATERIALLY HIGHER OR LOWER THAN THOSE PROJECTED. THE INCLUSION OF SUCH PROJECTIONS IN RODMAN & RENSHAW'S ANALYSIS SHOULD NOT BE REGARDED AS A REPRESENTATION BY THE COMPANY OR ANY OTHER PERSON THAT SUCH PROJECTIONS WILL PROVE TO BE CORRECT.

  Pursuant to the terms of Rodman & Renshaw's engagement, the Company agreed to pay Rodman & Renshaw a fee for rendering a fairness opinion in connection with the Proposed Sale. Rodman & Renshaw was retained to provide a fairness opinion in its capacity as an independent financial advisor. Pursuant to a letter agreement dated July 23, 1997, the Company agreed to pay Rodman & Renshaw $200,000 in cash, as follows: (i) $50,000 upon execution of the engagement letter; and (ii) $150,000 upon presenting its opinion to the Board of Directors of the Company. The Company has also agreed to reimburse Rodman & Renshaw for its reasonable out-of-pocket expenses, and to indemnify Rodman & Renshaw against certain liabilities, including liabilities under the federal securities laws or relating to or arising out of Rodman & Renshaw's engagement. Also, in July 1996, Rodman & Renshaw performed financial advisory services for Fluoroscan Imaging Systems, Inc. of which Mr. Larry Grossman, Chairman and Chief Executive Officer of the Company, was then Chief Executive Officer.

APPROVAL OF THE BOARD OF DIRECTORS; REASONS FOR THE PROPOSED SALE AND DISSOLUTION AND LIQUIDATION

  The Board of Directors believes that the Proposed Sale and the liquidation and dissolution of the Company are in the best interests of the Company's stockholders. Accordingly, the Board of Directors has approved the Asset Purchase Agreement and the Plan. In reaching its determination, the Board of Directors consulted with the Company's management as well as its financial and legal advisors and considered the following factors:

     1. Current industry, economic and financial market conditions relating to the Company and its Business, as well as the financial condition, assets, liabilities, businesses and operations of the Company, both on a historical and prospective basis.

     2. The belief of the Board of Directors that the industry in which the Company operates is highly competitive and consolidating.

     3. The results of the Company's consideration of other alternatives to the Proposed Sale, including the Board of Directors' judgment that a disposition of the Company or its assets on terms more favorable to the Company and its stockholders would not likely be available.

     4. Rodman & Renshaw's presentations to the Board of Directors on August 22 and August 25, 1997 and its opinion. See "--Opinion of Rodman & Renshaw."

     5. The proposed terms and structure of the Proposed Sale, including the terms of the Asset Purchase Agreement, the Purchaser's desire to acquire the Company's assets and the fact that the Company's representations and warranties contained in the Asset Purchase Agreement, other than the representation and warranty as to title to assets and liens, do not survive the Closing and the Company is not required to provide the Purchaser with post-closing indemnification for breaches thereof. See "The Asset Purchase Agreement-- Representations and Warranties."

     6. The fact that the Purchaser required the Majority Stockholders to provide their irrevocable consent in writing to the adoption of the Asset Purchase Agreement and the Proposed Sale as a condition to its willingness to enter into the Asset Purchase Agreement.

  In view of the wide variety of factors considered in connection with its evaluation of the Proposed Sale, the Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination.

USE OF PROCEEDS; DISSOLUTION AND LIQUIDATION FOLLOWING THE PROPOSED SALE

  Use of Proceeds

  Of the $46,082,009 in gross proceeds from the Proposed Sale, approximately $3,914,000 will be used to cancel vested employee stock options and director warrants, $1,105,000 will be used to pay the severance payments described in "-- Interests of Certain Persons in the Proposed Sale" and approximately $173,000 will be used to pay the premiums on the directors and officers liability insurance referred to in "The Asset Purchase Agreement--Conditions." It is currently anticipated that the remaining proceeds, after the payment of other expenses, will be approximately $10.00 per share of Common Stock and that such amount will be paid early in 1998.

  Dissolution and Liquidation Following the Proposed Sale

  Following the Proposed Sale, the Company's assets will consist principally of cash from the proceeds of sale. Since the Company will no longer have any operating assets, the Company will cease business other than winding up its affairs and matters incidental thereto and distributing the net proceeds to its stockholders. It is anticipated that the Common Stock will continue to be quoted on the Nasdaq National Market or in the over-the-counter market after consummation of the Proposed Sale until such proceeds are distributed in cancellation of the Common Stock.

  The Plan. As noted above, the Company's Board and the Majority Stockholders have approved the Plan. The following is a summary of the material terms of the Plan, a copy of which is attached hereto as Annex B to this Information Statement and is incorporated herein by reference. This summary is qualified in its entirety by reference to the full text of the Plan. The Plan provides that after consummation of the Proposed Sale the Company will not engage in any business except for purposes of preserving the value of the Company's assets (which will consist principally of the sale proceeds), winding up its business affairs and making the pro rata distribution (the "Liquidating Distribution") to its stockholders of all of its remaining assets except those required for paying any claims or obligations of the Company. It further provides that, as promptly as practicable after the consummation of the Proposed Sale, the Company will be dissolved upon filing a Certificate of Dissolution pursuant to the DGCL. The Plan requires that the Company sell all of its remaining assets, pay or make provisions for the payment of all of its known or ascertainable liabilities and make the Liquidating Distribution. The Board may, in its sole discretion, establish a contingency reserve to satisfy any claims against the Company and expenses of the sale of its assets and the liquidation and dissolution. The Liquidating Distribution will be in complete redemption and cancellation of all of the outstanding Common Stock. The Board will fix a record date for the Liquidating Distribution, after which certificates representing Common Stock will not be assignable or transferable on the Company's books except by will, intestate succession or operation of law. The stockholders must surrender their certificates (or, if required by the Board in its absolute discretion, furnish indemnity bonds in case of lost or destroyed certificates) as a condition to their receipt of the Liquidating Distribution. If a Liquidating Distribution cannot be made, whether because a stockholder cannot be located, has not surrendered a certificate evidencing Common Stock or for any other reason, the distribution will be transferred to and deposited with the state official authorized under Delaware law to receive proceeds of such distribution. The proceeds will be held for such stockholder's benefit and, if not properly claimed, will escheat to the State of Delaware. The Plan provides for the Company to continue to indemnify its officers, directors, employees and agents in accordance with its Certificate of Incorporation and Bylaws. The Board is authorized to establish, if necessary for any reason to complete the liquidation and distribution, a liquidating trust into which any remaining assets of the Company may be transferred to be held as a reserve for contingent liabilities. The Company has no plan to use a liquidating trust, but believes the flexibility provided by the Plan to allow such a trust to be established is advisable.

  Stockholders' Continuing Liability. If a court were to hold that the Company failed to pay or to make adequate provision for its liabilities, a creditor of the Company might obtain an injunction delaying or diminishing the distributions to the stockholders anticipated pursuant to the Plan. Further, pursuant to
Section 282 of the DGCL, the stockholders of the Company may be held personally liable for the payment of any claim against the Company, but such personal liability shall not exceed the lesser of the stockholder's pro rata share of the claim or the amount distributed to such stockholder pursuant to the Plan. The Purchaser has agreed in the Asset Purchase Agreement to indemnify the stockholders of the Company against any such liability, subject to certain limitations. See "The Asset Purchase Agreement--Certain Covenants-- Indemnification."

CERTAIN TAX CONSEQUENCES

  The Proposed Sale will be a taxable transaction to the Company for income tax purposes. However, the Purchaser has agreed in the Asset Purchase Agreement to pay, subject to certain limitations, the federal and state income taxes of the Company arising from the Proposed Sale. Distributions to the stockholders of the net proceeds of the Proposed Sale via a liquidating dividend will generally be taxable as a capital transaction for those shareholders that hold the Company's stock as a capital asset. Upon the complete liquidation of the Company's stock, the liquidating distribution provided in exchange for the shares will generally be treated as a capital gain/loss equal to the proceeds of the distribution less the stockholder's tax basis in such shares exchanged. For shares held longer than twelve months, the liquidating distribution will generally be treated as long-term capital gain/loss for income tax purposes and, for shares held longer than 18 months, capital gains will be taxed at a lower rate. Stockholders are encouraged to consult with their tax advisors as to their particular tax treatment.

REGULATORY MATTERS

  Under the HSR Act and the rules promulgated thereunder by the Federal Trade Commission (the "FTC"), the Proposed Sale may not be consummated until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice (the "Antitrust Division"), and specified waiting period requirements have been satisfied. The Company and the Purchaser's parent corporation have filed notification and report forms under the HSR Act with the FTC and the Antitrust Division and the required waiting period under the HSR Act is expected to expire at 11:59 p.m., New York City time, on October 10, 1997, unless such waiting period is earlier terminated by the FTC and the Antitrust Division or extended by a request from the FTC or the Antitrust Division for additional information or documentary material prior to the expiration of the waiting period. Pursuant to the HSR Act, the Company and the Purchaser have requested early termination of the waiting period applicable to the Proposed Sale. There can be no assurance, however, that the 30-day HSR Act waiting period will be terminated early. If either the FTC or the Antitrust Division were to request additional information or documentary material from the Company and the Purchaser with respect to the Proposed Sale, the waiting period with respect to the Proposed Sale would expire at 11:59 p.m., New York City time, on the twentieth calendar day after the date of substantial compliance by the Company and the Purchaser with such request. Thereafter, the waiting period could be extended only by court order or by agreement of the parties. If the Proposed Sale is delayed pursuant to a request by the FTC or the Antitrust Division for additional information or documentary material pursuant to the HSR Act, the Proposed Sale will be deferred until 20 days after the request is substantially complied with, unless the waiting period is sooner terminated by the FTC and the Antitrust Division. Only one extension of such waiting period pursuant to a request for additional information is authorized by the HSR Act and the rules promulgated thereunder, except by court order. It is a condition of the Proposed Sale that the waiting period applicable under the HSR Act to the Proposed Sale expire or be terminated.

  The FTC and the Antitrust Division frequently scrutinize the legality under the antitrust laws of transactions such as the Proposed Sale. At any time before or after the Proposed Sale, the FTC or the Antitrust Division could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the Proposed Sale or seeking the divestiture of the business purchased by the Purchaser or the divestiture of substantial assets of the Purchaser. Private parties and state attorneys general may also bring legal action under federal or state antitrust laws under certain circumstances. Based upon an examination of information available to the Company and the Purchaser relating to the businesses in which the Company and the Purchaser are engaged, the Company believes that the Proposed Sale will not violate the antitrust laws.

  There can be no assurance that a challenge to the consummation of the Proposed Sale on antitrust grounds will not be made or that, if such a challenge were made, the Company or the Purchaser would prevail. The obligations of the Company and the Purchaser to consummate the Proposed Sale are subject to the condition that there be no order that enjoins, restrains or prohibits the Asset Purchase Agreement or the consummation of transactions contemplated by the Asset Purchase Agreement. See "The Asset Purchase Agreement--Certain Covenants" and "--Conditions."

INTERESTS OF CERTAIN PERSONS IN THE PROPOSED SALE

  In connection with the Proposed Sale, the Company and the Purchaser entered into separate agreements with Larry S. Grossman, Chairman and Chief Executive Officer of the Company, and Michael J. Heyman, President and Chief Operating Officer of the Company. Under Mr. Grossman's agreement, on the Closing Date the Company will pay him $440,000 in satisfaction of its obligations to make severance payments and provide outplacement services to him under the severance agreement he entered into with the Company in October 1996 in connection with his assumption of executive duties with the Company. Also under such agreement, Mr. Grossman agrees with the Purchaser to release it from employment-related claims and, for a seven-year term commencing on the Closing Date, not to engage directly or indirectly in the equipment leasing business, not to solicit the employment of or hire employees of the Company or the Purchaser and not to disclose confidential information relating to the Company's business. In consideration for such agreements, the Purchaser will pay Mr. Grossman $465,947 on each of the first seven anniversaries of the Closing Date. Mr. Heyman's agreement contains similar provisions. Under it, the Company will pay him $665,000 in satisfaction of its obligations to make severance payments to him and provide him with outplacement services under the employment agreement he entered into with the Company in connection with his assumption of executive duties with the Company. In consideration for his agreements with the Purchaser, Mr. Heyman will be paid $60,973 by it on each of the first seven anniversaries of the Closing Date. As further severance and in connection with the Proposed Sale, the Board authorized the Company to convey to Mr. Heyman the title to his Company automobile, which automobile has a depreciated book value of approximately $51,800. The Board also authorized the transfer to Messrs. Grossman and Heyman on the Closing Date of certain furniture and computers used by them in the Company's business, the depreciated book value of which for Mr. Grossman is approximately $11,900 and for Mr. Heyman is approximately $11,200. At the same time, the Board authorized the transfer on the Closing Date to the parents of Mr. Grossman life insurance policies which it had, as disclosed in previous proxy statements of the Company, maintained on their behalf pursuant to an agreement entered into with them before the Company's initial public offering. The cash surrender value of such policies is approximately $400,327 and such transfer will release the Company from any obligation under such agreement. The Company's directors and officers, as well as the estate of Richard Grossman, also have interest in the Proposed Sale by virtue of their holdings of Common Stock and options and warrants exercisable for Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

NO APPRAISAL RIGHTS

  Pursuant to the DGCL, holders of shares of Common Stock will not be entitled to rights of appraisal in connection with the Proposed Sale.

ACCOUNTING TREATMENT

  The Proposed Sale will be accounted for as a purchase.


                          THE ASSET PURCHASE AGREEMENT

  Although the Company believes that the following summary describes the material terms and conditions of the Asset Purchase Agreement, such summary is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached as Annex A to this Information Statement and is incorporated herein by reference. Terms which are not otherwise defined in this summary have the meaning set forth in the Asset Purchase Agreement.

ASSETS TO BE SOLD

  The Asset Purchase Agreement provides for the sale by the Company to the Purchaser of substantially all of its assets.

  Assets to Be Transferred

  The assets to be sold or transferred by the Company to the Purchaser pursuant to the Asset Purchase Agreement (the "Acquired Assets") include all of the assets of the Company other than the Excluded Assets (as defined below), including: (a) all "Financing Contracts" (generally defined as lease, rental, lease purchase and conditional sale contracts where the Company is lessor or seller) and all accounts receivable and credit enhancements relating thereto;
(b) ownership interests or security interests, including any rights to residual interests, in all equipment subject to Financing Contracts; (c) recoveries of amounts written off on Financing Contracts; (d) business, financial and tax records, files, books and contracts relating to the Acquired Assets or to the Assumed Liabilities (as defined below); (e) backlog of commitments to enter into Financing Contracts; (f) unexpired product warranties from the manufacturers of the equipment which is part of the Acquired Assets; (g) leases of real property used in the Business (other than the lease for the Company's existing headquarters (the "Current Headquarters Lease")); (h) leases of personalty related to the Business; (i) to the extent transferable, permits; (j) tradenames; (k) machinery, equipment, fixtures, installations and other personal property, including vehicles, furniture, supplies, office equipment, software and computers; (l) certain specified contracts (the "Assigned Contracts"); (m) sales and promotional literature and other selling material, books, records, files, plans, designs, specifications, customer lists, supplier lists, credit information, business records and plans and other data; (n) intellectual property owned or used; (o) accounts, accounts receivable and notes receivable;
(p) bank accounts, lock boxes and safe deposit boxes; (q) prepaid charges and expenses, including with respect to insurance premiums, leases and rentals and utilities; (r) rights, claims, credits, causes or action or rights of set-off against third parties relating to the Acquired Assets or the Assumed Liabilities, whether known or unknown, liquidated or unliquidated, fixed or contingent; (s) invoices, bills of sale and other instruments and documents evidencing title to the Acquired Assets; (t) to the extent transferable, insurance policies; (u) all goodwill associated with the Company's business or the Acquired Assets; (v) cash and cash equivalents; and (w) trust certificates and other documents evidencing the rights of the Company with respect to securitizations.

  Assumed Liabilities

  Pursuant to the Asset Purchase Agreement, the Purchaser will assume and agree to pay, perform, fulfill and discharge the (i) liabilities and obligations of the Company under (A) the Financing Contracts constituting the Acquired Assets and (B) the Assigned Contracts; (ii) liabilities and obligations under the transferred office leases; (iii) liabilities and obligations with respect to specified debt obligations which are not to be prepaid at Closing; (iv) liabilities and obligations with respect to sales, use or property taxes relating to the Acquired Assets; and (v) liabilities and obligations with respect to accounts payable incurred in the ordinary course of business.

  Excluded Assets

  The assets being retained by the Company (the "Retained Assets") include: (a) the Current Headquarters Lease, leasehold improvements on the premises leased thereunder and prepaid charges and expenses in respect thereof; (b) any real property or interests therein other than in respect of the transferred office leases, except any such property or interests constituting a credit enhancement to a Financing Contract; (c) certain specified Financing Contracts, equipment leased thereunder and recoveries, credit enhancements, accounts receivable, backlog and residuals with respect thereto; (d) the capital stock of each subsidiary of the Company and the minute books, stock transfer books and seals of the Company and its subsidiaries; (e) the bank account into which the Purchase Price will be paid; (f) business records relating to the Excluded Assets or Retained Liabilities (as defined below); (g) the telephone system and security system located in the premises leased under the Current Headquarters Lease; (h) certain items of office furniture, computer equipment and other assets; (i) the life insurance policies discussed in "The Proposed Sale-- Interests of Certain Persons in the Proposed Sale", including the cash surrender value thereof; (j) rights, claims, credits, causes of action or rights of set-off against third parties relating to the Excluded Assets or the Retained Liabilities; (k) the Company's rights under the Asset Purchase Agreement; and (l) the Company's rights in the assets of its 401(k) plan.

  Liabilities Not Assumed

  The liabilities of the Company which are not being assumed by the Purchaser (the "Retained Liabilities") are liabilities and obligations (i) attributable to Excluded Assets; (ii) relating to actions or inactions by the Company in respect of actual or alleged violations of laws; (iii) in respect of income taxes; (iv) arising from any breach, or from any fact or transaction involving a breach, of any covenant, agreement, representation or warranty of any Seller contained in the Asset Purchase Agreement or arising from, out of, or in connection with, the transactions contemplated by the Asset Purchase Agreement; (v) with respect to any of the Company's current or former employees, directors, consultants or advisors whether arising prior to, on or after the Closing Date, including any
(A) under any benefit plan, (B) in respect of payroll taxes, (C) arising from any employee or employment related litigation, (D) in respect of any collective bargaining agreement and (E) in respect of any severance, bonus or vacation pay agreements or arrangements; (vi) arising from litigation, investigations or other proceedings in respect of the Company; and (vii) incurred by the Company on or after the Closing Date.

PURCHASE PRICE

  Payment at Closing

  The Asset Purchase Agreement provides for the sale by the Company to the Purchaser of the Acquired Assets for an aggregate consideration equal to: (i) $46,082.009.50 in cash; (ii) the amount of accrued employee expenses at the Closing Date (which the Company will pay after the Closing Date) for payroll, bonuses, commissions, vacation, tuition reimbursement and FICA and Medicare;
(iii) amounts necessary to prepay specified debt obligations not assumed by the Purchaser (which the Company will prepay on the Closing Date); and (iv) the assumption of the Assumed Liabilities.

  Closing

  If the conditions to the Proposed Sale are then satisfied or waived, the Closing will take place on __________, 1997 or, if later, at least five business days following the satisfaction or waiver of the conditions to Closing set forth in the Asset Purchase Agreement. See "--Conditions."

REPRESENTATIONS AND WARRANTIES

  The Asset Purchase Agreement contains various customary representations and warranties of the Company and the other Sellers and the Purchaser. These include representations and warranties by the Company and the other Sellers as to (i) corporate organization, good standing and corporate power and authority,
(ii) authorization of the Asset Purchase Agreement; (iii) charter documents and corporate records; (iv) no violations of charter or laws and no liens arising from the transaction; (v) governmental and other consents; (vi) compliance with laws; (vii) financial statements; (viii) the absence of certain changes; (ix) the absence of undisclosed liabilities; (x) employees and labor relations; (xi) employee benefit plans; (xii) tax matters; (xiii) title to properties and absence of liens; (xiv) litigation and orders; (xv) brokers; (xvi) status of the Financing Contracts; (xvii) state takeover statutes; (xviii) powers of attorney; (xix) accuracy of books and records; (xx) inclusion of all assets for the business; and (xxi) no breaches of specified leases and contracts. Of such representations, only the one regarding title to properties and absence of liens survives the Closing. The Purchaser's representations and warranties include those as to (i) corporate organization and good standing, (ii) authorization of the Asset Purchase Agreement, (iii) no violation of charter or laws arising from the transaction and (iv) governmental and other consents.

CERTAIN COVENANTS

  General

  Pursuant to the Asset Purchase Agreement, the Company and the Purchaser have made various customary covenants for transactions of this type. The Company has agreed, among other things, that from the date of the Asset Purchase Agreement through the Closing Date, except as otherwise consented to by the Purchaser in writing, the Company will (i) conduct its business only in the usual, regular and ordinary course and in accordance with past practice; (ii) use its commercially reasonable efforts to preserve its business relationship with clients, lenders, suppliers, customers and others; (iii) maintain its properties in good repair; (iv) use its commercially reasonable efforts to maintain insurance coverages; (v) not enter into any Financing Contract with a yield of less than 9% or which, when added to all other Financing Contracts with the same obligor, would exceed an equipment cost of $1 million; (vi) not sell or securitize Financing Contracts and not sell other assets except in the ordinary course; (vii) not acquire any material assets; (viii) subject to exceptions, not modify Financing Contracts; (ix) not, except in the ordinary course pursuant to the Company's existing credit facilities, subject Acquired Assets to liens; (x) not, subject to certain exceptions, dispose of any of its assets; (xi) not transfer, amend or terminate intellectual property rights; (xii) not enter into transactions with affiliates; (xiii) not amend its certificate of incorporation or bylaws; (xiv) not declare or pay dividends on the Common Stock; (xv) not create new subsidiaries; (xvi) not take actions which would cause the Company's representations to be incorrect; (xvii) not grant compensation increases to employees except for those already scheduled; (xviii) not settle any litigation relating to the transactions contemplated thereby; and (xix) not enter into certain types of Financing Contracts. The Asset Purchase Agreement also requires the Company to take, at the Purchaser's request, such actions as the Purchaser may reasonably request to have certain Financing Contracts held by securitization entities transferred to the Company.

  Expenses

  The Asset Purchase Agreement provides that each party will bear its own expenses incurred in connection with the transactions contemplated by the Asset Purchase Agreement, except as specified below. The Purchaser has agreed to pay, subject to certain limitations, all transfer, sales, stamp, registration, documentation or similar taxes payable in connection with the transfer of the Purchased Assets. As noted above under "The Proposed Sale -- Certain Tax Consequences," the Purchaser has agreed to pay the Company's income taxes arising as a result of the Proposed Sale. The Purchaser has also agreed to pay, subject to certain limitations, the Company's reasonable out-of-pocket expenses for payments to accountants, legal counsel and governmental entities after the Closing Date, up to $500,000, so long as it is using its commercially reasonable efforts to wind up its affairs in as short a period as is reasonably practicable. The Purchaser also has agreed to pay the HSR filing fee and the filing fee for and expenses of printing and mailing of this Information Statement.

  Indemnification

  The Purchaser has agreed in the Asset Purchase Agreement to indemnify the stockholders of the Company against any losses incurred by them arising out of, relating to or resulting from claims against them arising after the Closing Date which relate to actions after the Closing Date to liquidate and wind up the affairs of the Company. The Purchaser has also agreed in the Asset Purchase Agreement to indemnify the persons who are directors and officers of the Company at the Closing Date against losses incurred by them arising out of, relating to or resulting from claims against them arising after the Closing Date which relate to their actions as directors and officers prior to the Closing Date or their actions after the Closing Date to liquidate and wind up the affairs of the Company. Such indemnification obligations are subject to certain limitations, including that the Purchaser is not required to indemnify any person against such person's gross negligence, willful misconduct or knowing violation of law, the Purchaser's maximum liability for such indemnification may not exceed $5 million and no indemnitee is entitled to recover any amount for an indemnification claim if such indemnitee has not given the Purchaser notice of such claim prior to the fifth anniversary of the Closing Date.

  Reasonable Efforts

  Pursuant to the Asset Purchase Agreement, each of the parties has agreed, among other things, to use its commercially reasonable efforts to facilitate the consummation of the Proposed Sale. Each party has agreed to make all filings, applications, statements and reports to all governmental authorities which are required to be made prior to the Closing Date by such party pursuant to applicable law in connection with the Asset Purchase Agreement and the Proposed Sale.

EXCLUSIVITY

  The Asset Purchase Agreement provides that neither the Company nor any of its directors, officers, employees, representatives, or agents will initiate, solicit or encourage any inquiries or the making or implementation of any proposal or offer with respect to a merger, acquisition, consolidation, or similar transaction involving, or any purchase of all or any significant portion of the assets or any equity securities of, the Company, or engage in any negotiations concerning, or provide any confidential information to, or have any discussions with any person relating to such a proposal.

EMPLOYMENT AND EMPLOYEE BENEFIT PLANS

  The Asset Purchase Agreement provides that the Purchaser will offer employment to employees of the Company who are actively employed on the Closing Date other than the Company's Chairman and President and those employees who are on leave for long-term disability (such employees who accept the Purchaser's offer of employment are referred to herein as the "Continuing Employees"). Purchaser's offer of employment shall be on salary levels substantially similar to the salaries received by the Continuing Employees immediately prior to the Closing Date and the Purchaser will use its reasonable efforts to provide benefits which are at least generally consistent with those offered to similarly situated employees of the Purchaser. The Company expects to terminate the employment of all of its employees (except Messrs. Grossman and Heyman) effective at the Closing.

  To the extent any employee benefit plan, program or policy of the Purchaser or its affiliates is made available to Continuing Employees (such employee benefit plans, programs and/or policies are referred to herein as "Plans"), (i) service with the Company by any such employee prior to the Closing shall be credited for eligibility and vesting purposes under the Plans (but not for benefit accrual or entitlement purposes) and (ii) with respect to any Plans which are welfare plans, Continuing Employees shall be provided credit for any co-payments or deductibles made or borne by such employees and all pre-existing condition exclusions, other than, to the extent permitted by applicable law, exclusions that were applicable under the comparable welfare plans maintained by the Company for its employees prior to the Closing Date, shall be waived.

  Effective as of the Closing, the Purchaser will provide former Company employees who are then being provided "continuation coverage" under "COBRA" and Company employees who do not become employees of the Purchaser with "continuation coverage" under the Company's health care plan in effect as of the Closing or an equivalent health insurance policy at the same cost each such former employee would have paid if he or she had been eligible for continuation coverage under the Company's health plan immediately prior to the Closing.

CONDITIONS

  The obligations of the parties to consummate the Proposed Sale are subject to, among others, the following conditions: (i) the representations and warranties of each party shall have been accurate, true and correct in all material respects, except, in the case of the Purchaser's condition, for failures which would not have a material adverse effect on the Company's business or the Purchaser's ability to conduct such business or consummate the Proposed Sale (a "Material Adverse Effect"); (ii) each party shall have complied with all of their respective covenants, obligations and agreements in the Asset Purchase Agreement to be performed on or prior to the Closing Date; (iii) no law shall have been adopted and no court or government order shall have been entered which would enjoin, restrain, make illegal or prohibit the consummation of the transactions contemplated by the Asset Purchase Agreement; (iv) all waiting and review periods under the HSR Act shall have expired or terminated; and (v) a director and officer liability insurance policy in specified form shall be in full force and effect.

  The Purchaser's obligations to consummate the Proposed Sale are also subject to, among others, the following conditions: (i) all consents and approvals of governmental authorities and under certain specified contracts of the Company shall have been obtained; (ii) there shall have been since the date of the Asset Purchase Agreement no changes that have had or would be reasonably likely to have a Material Adverse Effect; (iii) delivery of such agreements, documents, instruments and certificates as shall be reasonably requested by the Purchaser to consummate the transactions contemplated by the Asset Purchase Agreement;
(iv) the Company shall have delivered an updated disclosure schedule to the Asset Purchase Agreement; (v) no action or proceeding shall be pending seeking to restrain, prevent, materially delay or change in any material respect the transactions, seeking penalties, fines or material damages in connection with the transactions or which otherwise could have a Material Adverse Effect; (vi) the Financing Contracts shall as of the Closing Date have a net book value equal to or greater than 90% of their net book value on June 30, 1997; (vii) the Company shall have sold certain leases for at least 90% of their net book value;
(viii) the Company shall have arranged for the Purchaser to assume the lease for the Company's new headquarters office space; and (ix) the Company shall have changed its corporate name.

TERMINATION

  The Asset Purchase Agreement may be terminated on or prior to the Closing
Date: (i) by the written consent of the Company and the Purchaser; (ii) by either the Company or the Purchaser, if the Closing has not occurred on or before January 31, 1998; (iii) by either the Company or the Purchaser, if any court or other governmental body shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the Proposed Sale and such order or other action shall have become final and nonappealable; or (iv) by either the Company or the Purchaser, if there has been a breach of any covenant, representation or warranty set forth in the Asset Purchase Agreement which would permit the terminating party to decline to close the transactions.

                  CERTAIN INFORMATION CONCERNING THE PURCHASER

  The Purchaser, a subsidiary of the General Electric Company, is a global diversified financial services company which provides equipment management, mid-market and specialized financing, specialty insurance and a variety of consumer services such as car leasing, home mortgages and credit cards. The principal executive offices of the Purchaser's Vendor Financial Services Division, which is engaged in financing small ticket and middle market commercial equipment and will operate the Company's business after the Closing, are located at 55 Federal Road, Danbury, CT 06810, and its telephone number is (800) 876-2033.

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

  At Closing, following the transfer of the assets to be sold, the Company's pro forma consolidated financial condition will comprise the following:

  Cash or gross proceeds equal to the sum of (i) $46,082,009; and (ii) an amount representing the Company's accrued employee expenses for payroll, bonuses, commissions, vacation, tuition reimbursement, FICA and Medicare.

  Liabilities for accrued employee expenses incurred by the Company up to the time of Closing.

  Net proceeds available to stockholders and to pay for expenses noted below incurred after the Closing equal to $46,082,009.

  Pro forma expenses after Closing include severance payments of $1,105,000 as described in "The Proposed Sale--Interests of Certain Persons in the Proposed Sale" and premium expenses related to directors and officers liability insurance of $173,000. After Closing the Company expects to distribute approximately $3,914,000 to holders of vested employee stock options and director warrants not yet exercised. The remaining net cash represents approximately $10.00 per share and will be distributed to stockholders through a liquidating dividend in 1998.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth as of September __, 1997, the total number of shares of Common Stock beneficially owned, and the percent so owned, by each Director of the Company, by each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, by the Company's Chief Executive Officer and the Company's four most highly compensated executive officers during the fiscal year ended June 30, 1997 (other than the Chief Executive Officer) and by all Directors and executive officers as a group. The address for all such persons is in care of the Company. The number of shares owned are those "beneficially owned," as determined under the rules of the Commission, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security, or pursuant to the automatic termination of power of attorney or revocation of trust, discretionary account or similar arrangement.

                                                                             AMOUNT AND NATURE     PERCENT OF
                                                                               OF BENEFICIAL         CLASS
NAME                                            CAPACITY                         OWNERSHIP
Estate of Richard Grossman..........    Greater than 5% holder                   1,927,000              47.7%
Larry S. Grossman...................    Chairman, Chief Executive Officer
                                        and greater than 5% holder               2,166,000(a)           50.7
Michael J. Heyman....................   President, Chief Operating Officer
                                        and Director                               139,000(b)            3.3
Joseph Rabito........................   Executive Vice President                    76,548(c)            1.9
Kevin Dunworth.......................   Vice President - Sales                         -0-                *
Stephen Hupp.........................   Vice President - Finance                       -0-                *
Larry Bier...........................   Director                                    20,000(d)             *
Clifford V. Brokaw, III..............   Director                                   170,000(e)            4.2
Mark C. Matthews.....................   Director                                    55,000(d)            1.3
John W. Stodder......................   Director                                    90,000(f)            2.2

All Directors and executive officers
 as a group (9 persons)..............                                            2,716,548(g)           57.8%

____________________

*Less than 1%

(a) Includes the 1,927,000 shares held by the estate of Richard Grossman over which Larry S. Grossman has investment and voting control and 235,000 shares covered by options and warrants.

(b) Includes 135,000 shares covered by options and warrants.

(c) Includes 74,156 shares covered by options.

(d) Represents shares covered by warrants.

(e) Includes 55,000 shares covered by warrants.

(f) Includes 85,000 shares covered by warrants.

(g) Includes 1,927,000 shares held by the estate of Richard Grossman over which Larry S. Grossman has investment and voting control and 659,156 shares covered by options and warrants.

                               MARKET PRICE DATA

  The Common Stock is listed and traded on the Nasdaq National Market under the symbol "TLII." On August 27, 1997, the last trading day preceding the public announcement of the execution and delivery of the Asset Purchase Agreement, the high and low sale prices per share of Common Stock were $7.31 and $7.19, respectively. On ________, 1997, the most recent practicable date prior to the printing of this Information Statement, the closing price per share of Common Stock on the Nasdaq National Market was $___.

                      DOCUMENTS INCORPORATED BY REFERENCE

  The following documents previously filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 are incorporated by reference into this document: the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, a copy of which is being delivered with this Information Statement.

  All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement and prior to the date of the Meeting shall be deemed to be incorporated herein by reference from the date of filing such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein (or in any subsequently filed document which also is or is deemed to be incorporated by reference herein) modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.


___________________, 1997

                                                                         ANNEX A


                            ASSET PURCHASE AGREEMENT

                                  by and among

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                    as Buyer

                                      and

                       TRANS LEASING INTERNATIONAL, INC.

                     TRANS LEASING INSURANCE SERVICES, INC.

                           LEASECARD AUTO GROUP, INC.

                                 NUVOTRON, INC.

                           TL LEASE FUNDING CORP. III

                           TL LEASE FUNDING CORP. IV

                                   as Sellers

                          Dated as of August 27, 1997

                               TABLE OF CONTENTS


ARTICLE I  DEFINITIONS........................................................   1

ARTICLE II  PURCHASE AND SALE.................................................  10
               2.1.    Purchase and Sale of Acquired Assets...................  10
                       ------------------------------------
               2.2.    Excluded Assets........................................  13
                       ---------------
               2.3.    Assumption of Liabilities..............................  15
                       -------------------------
               2.4.    Retained Liabilities...................................  16
                       --------------------
               2.5.    Purchase Price.........................................  17
                       --------------
               2.6.    Allocation of Purchase Price...........................  17
                       ----------------------------
               2.7.    Treatment of Seller's Debt Obligations.................  17
                       --------------------------------------
               2.8.    Fairness Opinion.......................................  18
                       ----------------

ARTICLE III  CLOSING..........................................................  19
               3.1.    The Closing; Time and Place............................  19
                       ---------------------------
               3.2.    Assignment of Contracts, Rights and
                       -----------------------------------
                       Obligations............................................  19
                       -----------
               3.3.    Payment of Taxes and Fees..............................  19
                       -------------------------
               3.4.    Notices of Sale........................................  19
                       ---------------

ARTICLE IV  REPRESENTATIONS OF SELLERS........................................  20
               4.1.    Organization, Good Standing, Power, Etc................  20
                       ---------------------------------------
               4.2.    Authorization of Agreement.............................  20
                       --------------------------
               4.3.    Charter Documents and Corporate Records................  20
                       ---------------------------------------
               4.4.    No Violations..........................................  20
                       -------------
               4.5.    Governmental and Other Consents........................  20
                       -------------------------------
               4.6.    Compliance with Laws...................................  21
                       --------------------
               4.7.    Financial Statements...................................  21
                       --------------------
               4.8.    Absence of Changes.....................................  22
                       ------------------
               4.9.    Absence of Undisclosed Liabilities.....................  22
                       ----------------------------------
               4.10.   Employees, Labor Relations, Etc........................  22
                       -------------------------------
               4.11.   Employee Benefit Plans, Etc............................  23
                       ----------------------------
               4.12.   Tax Matters............................................  23
                       -----------
               4.13.   Title to Properties; Absence of Liens, Etc.............  24
                       ------------------------------------------
               4.14.   Litigation and Orders..................................  24
                       ---------------------
               4.15.   Broker.................................................  25
                       ------
               4.16.   Financing Contracts....................................  25
                       -------------------
               4.17.   State Takeover Statutes................................  25
                       -----------------------

               4.18.   Powers of Attorney.....................................  25
                       ------------------
               4.19.   Books and Records......................................  25
                       -----------------
               4.20.   Entire Business........................................  25
                       ---------------
               4.21.   No Breaches or Defaults................................  25
                       -----------------------

ARTICLE V  REPRESENTATIONS OF BUYER...........................................  26
               5.1.    Organization and Standing of Buyer.....................  26
                       ----------------------------------
               5.2.    Authorization of Agreement.............................  26
                       --------------------------
               5.3.    No Violations..........................................  26
                       -------------
               5.4.    Governmental and Other Consents........................  26
                       -------------------------------

ARTICLE VI  BETWEEN SIGNING AND CLOSING.......................................  27
               6.1.    Commercially Reasonable Efforts; Cooperation
                       --------------------------------------------
                       by Parties.............................................  27
                       ----------
               6.2.    Access and Investigations..............................  27
                       -------------------------
               6.3.    Conduct of Business....................................  28
                       -------------------
               6.4.    Information Statement..................................  30
                       ---------------------
               6.5.    Required Notices.......................................  31
                       ----------------
               6.6.    Employee Matters.......................................  31
                       ----------------
               6.7.    No Shop................................................  32
                       -------
               6.8.    Lease Swaps............................................  33
                       -----------

ARTICLE VII  CONDITIONS TO SELLERS' OBLIGATION................................  33
               7.1.    Representations and Warranties True....................  33
                       -----------------------------------
               7.2.    Performance of Agreements..............................  33
                       -------------------------
               7.3.    Deliveries of Buyer....................................  33
                       -------------------
               7.4.    Officer's Certificate..................................  34
                       ---------------------
               7.5.    No Injunction, Etc.....................................  34
                       -------------------
               7.6.    HSR Act................................................  34
                       -------
               7.7.    Information Statement..................................  34
                       ---------------------
               7.8.    D&O Insurance..........................................  34
                       -------------

ARTICLE VIII  CONDITIONS TO BUYER'S OBLIGATION................................  34
               8.1.    Representations and Warranties True....................  34
                       -----------------------------------
               8.2.    Performance of Agreements..............................  35
                       -------------------------
               8.3.    Deliveries of Seller...................................  35
                       --------------------
               8.4.    Officer's Certificate..................................  35
                       ---------------------
               8.5.    No Injunction, Proceeding or Litigation................  35
                       ---------------------------------------
               8.6.    Approvals and Consents.................................  36
                       ----------------------
               8.7.    No Material Adverse Effect.............................  36
                       --------------------------
               8.8.    Financing Contracts....................................  36
                       -------------------
               8.9.    Employees..............................................  36
                       ---------

               8.10.   Certain Leases.........................................  36
                       --------------
               8.11.   D&O Insurance..........................................  36
                       -------------
               8.12.   Lease Sublet...........................................  37
                       ------------
               8.13.   HSR Act................................................  37
                       -------
               8.14.   Information Statement..................................  37
                       ----------------------
               8.15.   Change of Sellers' Corporate Names.....................  37
                       ----------------------------------
               8.16.   Tax Certifications.....................................  37
                       ------------------
               8.17.   Disclosure Supplement..................................  37
                       ---------------------

ARTICLE IX  POST-CLOSING AGREEMENTS...........................................  38
               9.1.    Non-Competition........................................  38
                       ---------------
               9.2.    Further Assurances.....................................  39
                       ------------------
               9.3.    Mail; Payments.........................................  39
                       --------------
               9.4.    Rights of Enforcement and Settlement...................  39
                       ------------------------------------
               9.5.    Records................................................  40
                       -------
               9.6.    Tax Matters............................................  40
                       ------------
               9.7.    Change of Sellers' Corporate Names.....................  42
                       ----------------------------------
               9.8.    Costs and Expenses.....................................  43
                       ------------------
               9.9.    D&O Policy.............................................   43
                       ----------
               9.10.   Indemnification by Buyer...............................  43
                       ------------------------

ARTICLE X  TERMINATION PRIOR TO CLOSING.......................................  45
               10.1.   Termination............................................  45
                       -----------
               10.2.   Effect on Obligations..................................  45
                       ---------------------

ARTICLE XI  MISCELLANEOUS.....................................................  46
               11.1.   Fees and Expenses......................................  46
                       -----------------
               11.2.   No Third Party Beneficiaries...........................  46
                       ----------------------------
               11.3.   Successors and Assigns.................................  46
                       ----------------------
               11.4.   Notice.................................................  46
                       ------
               11.5.   Arbitration............................................  47
                       -----------
               11.6.   Public Announcements...................................  48
                       --------------------
               11.7.   Severability...........................................  48
                       ------------
               11.8.   Governing Law..........................................  49
                       -------------
               11.9.   Entire Agreement.......................................  49
                       ----------------
               11.10.  Modification and Waiver................................  49
                       -----------------------
               11.11.  Specific Performance...................................  49
                       --------------------
               11.12.  Counterparts...........................................  49
                       ------------

          THIS ASSET PURCHASE AGREEMENT (the "Agreement"), is made and entered
                                              ---------
as of the 27/th/ day of August, 1997 by and between Trans Leasing International, Inc., a Delaware corporation ("Parent"), and Trans Leasing Insurance Services,
                               ------
Inc., an Illinois corporation, Leasecard Auto Group, Inc., a Delaware corporation, Nuvotron, Inc., a Delaware corporation, TL Lease Funding Corp. III, a Delaware corporation ("TLFC III"), and TL Lease Funding Corp. IV, a Delaware
                         --------
corporation ("TLFC IV"), each a wholly-owned subsidiary of Parent (collectively,
              -------
the "Operating Subsidiaries" and, together with Parent, "Sellers"), on the one
     ----------------------                              -------
hand, and General Electric Capital Corporation, a New York corporation ("Buyer"), on the other hand. Capitalized terms used herein have the meanings
  -----
given to them in Article I.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Sellers are engaged in the business of leasing, financing and remarketing Equipment (the "Business");
                            --------

          WHEREAS, Sellers desire to sell to Buyer the Acquired Assets, and Buyer wishes to purchase from Sellers the Acquired Assets; and

          WHEREAS, stockholders of Parent representing more than fifty percent (50%) of the issued and outstanding shares of Parent's Common Stock have executed and delivered a written consent approving this Agreement and the transactions contemplated hereby.

          NOW, THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants, agreements and conditions contained herein, Sellers and Buyer hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Definitions. The following terms, as used herein, shall have the
          -----------
following meanings:

          "Accounts Receivable" means each and all trade accounts, finance
           -------------------
accounts, installment notes and other receivables of Sellers relating to the Financing Contracts invoiced prior to the Closing Date and all claims of Sellers, whether for payment or otherwise, relating thereto or arising therefrom.

          "Acquired Assets" has the meaning given to it in Section 2.1.
           ---------------

          "Affiliate" means, with respect to any Person, any Person directly or
           ---------
indirectly controlling, controlled by, or under common control with such Person, but specifically including, in the case of a Seller, any director or officer of such Seller, any holder of a 10% or more equity interest in such Seller and any family member or trust for the benefit of any of the foregoing.

          "Agreement" has the meaning assigned to that term in the Introduction.
           ---------

          "Alternative Proposal" has the meaning assigned to that term in
           --------------------
Section 6.7.

          "Ancillary Documents" means all Contracts, instruments, certificates
           -------------------
and other documents executed and delivered in connection with the transactions contemplated hereby.

          "APR" means, with respect to a Financing Contract, the per annum
           ---
financing charge payable by the Obligor pursuant to such Financing Contract as determined based on the Sellers' books and records.

          "Assigned Contracts" has the meaning assigned to that term in
           ------------------
Section 2.1(l).

          "Assumed Liabilities" has the meaning assigned to that term in
           -------------------
Section 2.3.

          "Assumed Taxes" means sales, use or property Taxes relating to the
           -------------
Acquired Assets, whether arising before or after the Closing.

          "Backlog" means any commitment made by or on behalf of Seller to enter
           -------
into a financing, leasing or other transaction, which transaction (i) has not commenced on or prior to the Closing Date and (ii) had it commenced prior to the Closing Date, would have constituted a Financing Contract.

          "Balance Sheet" means the draft audited balance sheet of Parent and
           -------------
its consolidated subsidiaries for the fiscal year ended June 30, 1997 prepared in accordance with GAAP (except as may be indicated therein or in the notes thereto), delivered to Buyer by Parent and attached hereto as Section 1.1 of the Disclosure Schedule.

          "Benefit Plan" means each plan, program, policy, payroll practice,
           ------------
contract, agreement or other arrangement providing for compensation, severance, termination pay, retirement benefits, welfare benefits, performance awards, stock or stock-related awards, fringe benefits or other employee benefits of any kind, whether funded or unfunded, including, without limitation, each "employee benefit plan," within the meaning of Section 3(3) of ERISA and each "multi-employer plan" within the meaning of Sections 3(37) or 4001(a)(3) of ERISA.

          "Business" has the meaning assigned to that term in the Preamble.
           --------

          "Business Day" means any day excluding Saturday, Sunday and any day on
           ------------
which commercial banks in New York City or Chicago, Illinois are authorized or required by Law or other governmental action to close.

          "Buyer" has the meaning assigned to that term in the Introduction.
           -----

          "Closing" has the meaning assigned to that term in Section 3.1.
           -------

          "Closing Date" has the meaning assigned to that term in Section 3.1.
           ------------

          "Closing Schedule" means a schedule to this Agreement to be delivered
           ----------------
by Sellers to Buyer on the Closing Date and attached hereto as Exhibit A, prepared on a basis consistent with past practices of Sellers and certified as accurate by the President of Parent, setting forth (i) employee expenses of Sellers accrued in the ordinary course of business as set forth under account numbers 20313, 20500, 20550, 20560, 20570, 20575 and 20600 in the books and records of Sellers (accrued tuition reimbursement, gross payroll, accrued vacation, accrued commissions, accrued executive and manager bonus, accrued bonus - other, and FICA and Medicare payable, respectively) and (ii) amounts necessary to prepay debt obligations of Sellers listed in Section 2.7 to the extent the same are not assumed by Buyer (including any prepayment penalties or make-whole premiums thereon) as of the Closing Date.

          "Code" means the Internal Revenue Code of 1986, as amended, and the
           ----
applicable regulations thereunder.

          "Commission" has the meaning assigned to that term in Section 4.7.
           ----------

          "Company Benefit Plan" has the meaning assigned to that term in
           --------------------
Section 4.11.

          "Contracts" means all contracts, agreements, arrangements, leases,
           ---------
sales orders, purchase orders, understandings and commitments of any nature whatsoever, whether written or oral, and including all amendments thereof and supplements thereto.

          "Credit Enhancement" means any (a) security deposit or unapplied
           ------------------
advance rental payment, (b) investment certificate, certificate of deposit, authorization to hold funds, hypothecation of account or like instrument, (c) letter of credit, guarantee, lease guarantee bond or postponement agreement, (d) recourse agreement, (e) security agreement, (f) property, (g) certificate representing shares or the right to purchase shares in the capital of any corporation or (h) bond or debenture, in each case pledged, assigned, mortgaged, charged, made, delivered or transferred as security for the performance of any obligation under or with respect to any Financing Contract.

          "Current Headquarters Lease" means that certain lease, dated December
           --------------------------
1, 1994, as amended September 15, 1995, by and between Parent and Korman/Lederer Management Co. covering the premises located at 3000 Dundee Road, Northbrook, Illinois.

          "Disclosure Schedule" means the written disclosure schedule delivered
           ----------
by Sellers to Buyer as of the date hereof.

          "D&O Indemnitees" has the meaning assigned to that term in Section
           ---------------
9.10(a).

          "Documents" means all books, records, files, computer tapes, computer
           ---------
discs, microfilm and other documents.

          "Employee Agreement" means each  management, employment, severance,
           ------------------
consulting, non-compete, confidentiality, or similar agreement or contract between any Seller and any employee pursuant to which any Seller has any liability, contingent or otherwise.

          "Employees" has the meaning assigned to that term in Section 4.10(a).
           ---------

          "Environmental Laws" means all federal, state, local and foreign
           ------------------
statutes, laws (including, without limitation, applicable principles of common law), rules, regulations and ordinances, and all applicable judicial and administrative orders, judgments and decrees (as each has been or may be amended from time to time) relating to Environmental Matters.

          "Environmental Matter" means any matter arising out of, relating to,
           --------------------
or resulting from pollution, contamination, protection of the environment, human health or safety, health or safety of employees, sanitation, and any matters relating to emissions, discharges, disseminations, releases or threatened releases of Hazardous Substances into the air (indoor and outdoor), surface water, groundwater, soil, land surface or subsurface, buildings, facilities, real or personal property or fixtures or otherwise arising out of, relating to, or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of, or exposure to, Hazardous Substances.

          "Equipment" means property with respect to which any Seller is the
           ---------
lessor, seller, lender or secured party, as the case may be, pursuant to the terms of a Financing Contract (whether initially or as assignee) or property which is held by any Seller for sale or lease.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended.

          "ERISA Affiliate" means each business or entity which is a member of a
           ---------------
"controlled group of corporations," under "common control" or a member of an "affiliated service group" with any Seller within the meaning of Section 414(b),
(c) or (m) of the Code, or required to be aggregated with any Seller under
Section 414(o) of the Code, or is under "common control" with any Seller, within the meaning of Section 4001(a)(14) of ERISA.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Excluded Asset" has the meaning assigned to that term in Section 2.2.
           --------------

          "Excluded Subsidiaries" means all Subsidiaries of Parent.
           ---------------------

          "Financing Contract" means any Contract (including any schedule,
           ------------------
addendum or amendment thereto or assignment, assumption, renewal or novation thereof) in existence on the date hereof or which may be entered into by any Seller between the date hereof and the Closing Date and any ancillary agreements relating thereto, which is in the form of a lease, rental or lease purchase agreement with respect to property, or any sale Contract (including an installment sale Contract or conditional sale agreement) relating to the sale of property or any secured or unsecured loan, with respect to which any Seller is the lessor, owner, seller, lender, secured party or obligee (whether initially or as an assignee).

          "GAAP" means generally accepted accounting practices as used in the
           ----
United States, applied on a consistent basis.

          "Governmental Entity" means any foreign or domestic (federal, state or
           -------------------
local) government, governmental instrumentality or governmental or other regulatory or administrative authority, agency or commission or court.

          "Hazardous Substances" means any pollutants, contaminants, toxic or
           --------------------
hazardous or extremely hazardous substances, materials, wastes, constituents or chemicals (including, without limitation, petroleum or any by-products or fractions thereof, any form of natural gas, lead, asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs") and PCB-containing
                                                  ----
equipment, radon and other radioactive elements, electromagnetic field radiation and other radiation, infectious, carcinogenic, mutagenic, or etiologic agents, pesticides, defoliants, explosives, flammables, corrosives and urea formaldehyde foam insulation) that are regulated by, or may now or in the future form the basis of liability under, any Environmental Laws.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of
           -------
1976 or any successor law, and the rules and regulations issued pursuant to that Act or any successor law.

          "Included Bank Accounts" has the meaning assigned to that term in
           ----------------------
Section 2.1(p).

          "Income Tax" or "Income Taxes" means all Taxes based on or measured by
           -----------     -------------
net income, including franchise Taxes which are based on or measured by net income.

          "Income Tax Return" means any Tax Return relating to Income Taxes.
           -----------------

          "Indemnitees" has the meaning assigned to that term in Section
           -----------
9.10(a).

          "Information Statement" has the meaning assigned to that term in
           ---------------------
Section 6.4.

          "Intellectual Property" means (a) all inventions and discoveries
           ---------------------
(whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith,
(e) all know-how, trade secrets, technical information, and confidential business information, whether patentable or unpatentable and whether or not reduced to practice (including ideas, research and development, formulas, compositions, manufacturing and production processes, techniques and methods, technical data, designs, drawings, blue prints, patterns, specifications, assembly procedures, test procedures, instruction manuals, operation manuals, maintenance manuals, reliability data, quality control data, customer and supplier lists, parts lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights and (h) all copies and tangible embodiments thereof (in whatever form or medium).

          "Law" means any foreign or domestic (federal, state or local) law,
           ---
statute, ordinance, rule or regulation or body of law or Order.

          "Lien" means any lien, security interest, mortgage, pledge,
           ----
hypothecation, encumbrance or other interest or claim, whether arising by agreement, by statute or otherwise.

          "Litigation" means any claim, demand, notice, action, suit,
           ----------
proceeding, arbitration, investigation, audit, inquiry or hearing by or before any Governmental Entity or private arbitration tribunal.

          "Loss" or "Losses" means each and all of the following items: claims,
           ----      ------
losses, liabilities, obligations, payments, damages (including, without limitation, actual, consequential or punitive damages), charges, judgments, fines, penalties, amounts paid in settlement, Taxes, costs and expenses (including, without limitation, interest which may be imposed in connection therewith, reasonable costs and expenses of investigation, actions, suits, proceedings, demands, assessments and reasonable fees, expenses and disbursements of counsel, consultants and other experts).

          "Material Adverse Effect" means any circumstances, change or effect
           -----------------------
that individually or, when taken together with all other adverse circumstances, changes or effects, has, or is reasonably likely to have, a material adverse effect on (i) the Acquired Assets or (ii) the business, financial condition or results of operations of the Business or (iii) Buyer's ability to conduct the Business or (iv) Sellers' ability to consummate the transactions contemplated hereby or satisfy their obligations hereunder.

          "Net Book Value" means (a) with respect to any Financing Contract
           --------------
which the applicable Seller has classified as a loan, installment sale or capital lease, (i) the future minimum payments under such Financing Contract , plus (ii) the Residual of the Equipment subject to such Financing Contract, plus
(iii) the Accounts Receivable on such Financing Contract, less (iv) the unearned income on such Financing Contract, and (b) with respect to any Financing Contract which the applicable Seller has classified as an operating lease, (i) the value of the Equipment subject to such Financing Contract, net of accumulated depreciation, plus (ii) the Accounts Receivable on such Financing Contract.

          "New Headquarters Lease" means that certain lease, dated March 21,
           ----------------------
1997 by and between Parent and New Deerco Corporation (assigned by O'Donnell Wicklund Pigozzi and Peterson) covering the premises located at 570 Lake Cook Road, Deerfield, Illinois 60015.

          "Notice" has the meaning assigned to that term in Section 9.10(c).
           ------

          "Obligor" means any Person who is an obligor, purchaser, hirer,
           -------
borrower or lessee under any Financing Contract or the guarantor thereof.

          "Operating Subsidiaries"  has the meaning assigned to that term in the
           ----------------------
Introduction.

          "Order" means any judgment, order, injunction, ruling, decree,
           -----
stipulation or award of any Governmental Entity or private arbitration tribunal.

          "Parent" has the meaning assigned to that term in the Introduction.
           ------

          "Pension Plan" means each Company Benefit Plan which is subject to
           ------------
Title IV of ERISA.

          "Permit" means all rights and incidents in and to all licenses,
           ------
franchises, grants, easements, permits, consents, registrations, certificates, approvals, orders or other authorizations of any Governmental Entity relating to the Business.

          "Permitted Investments" means: (i) negotiable instruments or
           ---------------------
securities (whether certificated or uncertificated) which evidence (A) obligations of or fully guaranteed by the United States of America, (B) time deposits in, or bankers' acceptances or certificates of deposit issued by, any depository institution or trust company organized under the laws of the United States of America or any state thereof, and (C) commercial paper having a maturity of less than 180 days; and (ii) demand deposits in any depository institution or trust company referred to in (i)(B) above.

          "Permitted Liens" means (i) liens for Taxes or assessments or other
           ---------------
governmental charges or levies not yet due and (ii) deposits securing public or statutory obligations of any Seller.

          "Person" means an individual, a corporation, a partnership, a limited
           ------
liability company, an association, a trust or any other entity or organization, including a Governmental Entity.

          "Purchase Price" has the meaning assigned to that term in Section 2.5.
           --------------

          "Recovery" means any payment received under a Financing Contract in
           --------
existence on or at any time prior to the Closing Date as to which any amounts have been written off the books and records of Sellers prior to Closing.

          "Residual" means the estimated value of Equipment upon expiration of
           --------
the Financing Contract to which it is subject, as determined by Sellers and established on their books and records at (a) the inception of such Financing Contract or (b) if lower, the lowest estimated value of such Equipment reflected on the books and records of Sellers during the period beginning with the inception of such Financing Contract and ending on Closing.

          "Retained Liabilities" has the meaning assigned to that term in
           --------------------
Section 2.4.

          "Scheduled Employees" has the meaning assigned to that term in
           -------------------
Section 6.6.

          "SEC Reports" has the meaning assigned to that term in Section 4.7.
           -----------

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Securitizations" means those transactions referred to in Sections
           ---------------
2.7(f), (g) and (h).

          "Sellers" has the meaning assigned to that term in the Introduction.
           -------

          "Subsidiary" when used with respect to any Person means any
           ----------
corporation or other organization, whether incorporated or unincorporated, of which such Person directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization, or any organization of which such Person is a general partner, but excluding the trusts in which TLFC III and TLFC IV have beneficial interests.

          "Tax" and "Taxes" means any taxes, charges, fees, levies, imposts,
           ---       -----
duties, and other assessments, including but not limited to any income, alternative minimum or add-on tax, estimated, gross income, gross receipts, sales, use, transfer, transactions (including the Chicago Transaction Tax), intangibles, ad valorem, value-added, franchise, registration, title, license, capital, paid-up capital, profits, withholding, payroll, employment, excise (including but not limited to the Federal communications excise tax under Code
Section 4251), severance, stamp (including but not limited to the Florida Documentary Stamp Tax), occupation, premium, recording (including but not limited to the Tennessee Recordation Tax), real property, personal property, federal highway use, commercial rent, environmental (including but not limited to taxes under Section 59A of the Code) or windfall profit tax, the Tennessee Single Article Tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalties, or additions to Tax and any interest or penalties proposed with respect to the filing, obligation to file or failure to file any Tax Return.

          "Tax Return" means any report, return, statement, estimate,
           ----------
declaration, letter, notice, form or other information or filing, including any schedule or attachment thereto, and including any amendment thereto, required to be supplied to a taxing authority in connection with Taxes.

          "Third Party Claim" has the meaning assigned to that term in Section
           -----------------
9.10(c).

          "TLFC III" has the meaning assigned to that term in the Introduction.
           --------

          "TLFC IV" has the meaning assigned to that term in the Introduction.
           -------

          "Tradenames" means the tradenames "Trans Leasing International" and
           ----------
"LeaseCard" plus all other tradenames and trademarks and all variations thereof in which the name "Trans Leasing" or "LeaseCard" appears that are, or at any time in the five years prior to the Closing Date have been, used by Sellers and/or any of their Affiliates in connection with the Business.

          "Transferred Office Lease" has the meaning assigned to that term in
           ------------------------
Section 2.1(g).

          "Transfer Taxes" has the meaning assigned to that term in Section 3.3.
           --------------

          "Yield" means, with respect to a Financing Contract, the per annum
           -----
yield on such Financing Contract as shown on the Sellers' books and records.


                                  ARTICLE II

                               PURCHASE AND SALE

          2.1.     Purchase and Sale of Acquired Assets Upon the terms and
                   ------------------------------------
subject to the conditions set forth in this Agreement, at the Closing, Sellers shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase and acquire from Sellers, all of each Seller's right, title to and interest in and to all of such Seller's assets and properties of any nature whatsoever, wherever located, whether now owned or acquired subsequent to the date hereof and prior to the Closing, whether or not used or held for use in connection with the conduct of the Business, but excluding the Excluded Assets (each and all of the foregoing items being herein referred to as the "Acquired
                                                                      --------
Assets").  Without limiting the generality of the foregoing, the Acquired Assets
------
shall include all of each Seller's right, title to and interest in and to the following:

          (a) all Financing Contracts including, without limitation, all of the Financing Contracts listed in Section 2.1(a) of the Disclosure Schedule, all Accounts Receivable and all Credit Enhancements relating thereto including:
(i) all amounts payable thereunder to any Seller (including interest, rental penalties, late charges, residual and renewal proceeds, insurance proceeds and indemnity payments due from third parties); (ii) the right to demand, sue for, recover, receive and give receipts for all amounts due (whether or not from Obligors or other Persons under or relating to such Financing Contracts and Accounts Receivable and under or relating to any Credit Enhancement in respect of such Financing Contracts and Accounts Receivable); (iii) the benefit of, and the right (present and future, actual or contingent) to sue on, all representations, warranties, covenants, undertakings and indemnities from Obligors under or in connection with such Financing Contracts and Accounts Receivable and from any other Person under or in connection with any Credit Enhancement and so that the sale hereunder shall be a sale of absolute legal and beneficial title and all rights and interest therein (present and future, actual or contingent) in accordance with this Agreement;

          (b) all ownership interests or security interests, as the case may be, including any rights to the residual interests, in all Equipment, subject to the rights of Obligors under any Financing Contract relating to such Equipment, together with insurance proceeds due from third parties in respect of such Equipment;

          (c)      all Recoveries;

          (d) an original or copy of all business, financial and Tax records, files, books and Contracts relating to the Acquired Assets or to the Assumed Liabilities, including books and records which reflect the principal terms of each Financing Contract which is included in the Acquired Assets;

          (e)      all Backlog;

          (f) all unexpired product warranties from the manufacturers of the Equipment which is part of the Acquired Assets as well as any and all unexpired component part manufacturer's warranties relating to the Acquired Assets to the extent the same are assignable;

          (g) those leases of real property used in the Business that are listed in Section 2.1(g) of the Disclosure Schedule (the "Transferred Office
                                                          ------------------
Leases"), together with all of Sellers' right, title to and interest in (x) any
------
and all buildings, facilities and other structures and improvements thereon, (y) any and all rights, privileges, hereditaments and appurtenances appertaining thereto or to any of such buildings or other structures or improvements, and (z) any and all fixtures, machinery, installations, equipment and other property attributable thereto or located thereon, therein or thereunder;

          (h) those leases of personalty related to the Business, including those leases listed in Section 2.1(h) of the Disclosure Schedule;

          (i) to the extent transferable, all Permits, including, without limitation, all Permits set forth in Section 2.1(i) of the Disclosure Schedule;

          (j)      all Tradenames;

          (k) all machinery, equipment, fixtures, installations and all other personal property of each Seller, including, without limitation, all vehicles, furniture, supplies, items historically expensed, office equipment, software, materials, computer hardware, and other personal property not normally included in inventory;

          (l) the Contracts set forth in Section 2.1(l) of the Disclosure Schedule (the "Assigned Contracts");
               ------------------

          (m) all sales and promotional literature and other selling material, books, records, files, plans, designs, specifications, customer lists, supplier lists, credit information, business records and plans, studies, surveys, reports, correspondence, computer software, data processing systems, data bases and other data;

          (n) all Intellectual Property owned or used by any Seller in the Business or otherwise, including, without limitation, all Intellectual Property set forth in Section 2.1(n) of the Disclosure Schedule;

          (o) all accounts, accounts receivable and notes receivable, together with any unpaid interest or fees accrued thereon or other amounts due with respect thereto and all claims arising therefrom in each case relating to services rendered in the operation of the Business;

          (p) all bank accounts, lock boxes and safe deposit boxes of any Seller, including, without limitation, those bank accounts, lock boxes and safe deposit boxes set forth in Section 2.1(p) of the Disclosure Schedule, but excluding the account listed in Section 2.2(e) of the Disclosure Schedule (the "Included Bank Accounts");
-----------------------

          (q) all of each Seller's prepaid charges and expenses, including any such charges and expenses with respect to insurance premiums, leases and rentals and utilities, except to the extent associated with any Excluded Asset or Retained Liability;

          (r) all of each Seller's rights, claims, credits, causes of action or rights of set-off against third parties relating to the Acquired Assets or the Assumed Liabilities, whether known or unknown, liquidated or unliquidated, fixed or contingent (including, without limitation, all of each Seller's rights, claims, credits, causes of action or rights of set-off under the Securitizations), and all rights of each Seller under or pursuant to all warranties, representations and guarantees made by suppliers, manufacturers, contractors and other third parties in connection with products or services purchased by or furnished to any Seller for use in the Business or affecting any of the Acquired Assets;

          (s) all invoices, bills of sale and other instruments and documents evidencing any Seller's title to any of the Acquired Assets;

          (t) to the extent transferable, each insurance policy maintained by any Seller with respect to the Business or the Acquired Assets, including, without limitation, (i) the insurance policies which are maintained by each Seller with respect to any item of Equipment included in the Acquired Assets (whether or not on behalf of Seller or any lessee's or Obligor's interest in such Equipment) and (ii) any Seller's interests as primary insured or loss payee under any other policies of insurance with respect to any such Equipment;

          (u)  all goodwill associated with the Business or the Acquired Assets;

          (v)  all cash and cash equivalents of Sellers; and

          (w) all trust certificates and other documents evidencing the rights of Sellers with respect to the Securitizations.

          2.2. Excluded Assets Notwithstanding the provisions of Section 2.1,
               ---------------
the Acquired Assets shall not include any of the following assets of Sellers (the "Excluded Assets"):
      ---------------

               (a) the Current Headquarters Lease and all leasehold improvements on the premises leased thereunder and all prepaid charges and expenses in respect thereof;

               (b) any real property or interests therein other than in respect of the Transferred Office Leases, except any such real property or interests constituting a Credit Enhancement;

               (c) the Financing Contracts listed in Section 8.10 of the
                   Disclosure Schedule, all Equipment leased thereunder and all Recoveries, Credit Enhancements, Accounts Receivable, Backlog, and Residuals with respect thereto;

               (d) all capital stock of each Excluded Subsidiary and the minute books, stock transfer books and seal of each Seller and each Excluded Subsidiary;

               (e) the bank account of Parent listed in Section 2.2(e) of the
                   Disclosure Schedule;

               (f) all business records of Sellers relating to the Excluded
                   Assets or Retained Liabilities;

               (g) the telephone system and security system located in the premises leased under the Current Headquarters Lease;

               (h) those items of office furniture, computer equipment and other assets, each to the extent such items and their undepreciated book value are listed in Section 2.2(h) of the Disclosure Schedule;

               (i) those life insurance policies listed in Section 2.2(i) of the
                   Disclosure Schedule, including the cash surrender value thereof;

               (j) all of each Seller's rights, claims, credits, causes of action or rights of set-off against third parties relating to the Excluded Assets or the Retained Liabilities, whether known or unknown, liquidated or unliquidated, fixed or contingent, and all rights of each Seller under or pursuant to all warranties, representations and guarantees made by suppliers, manufacturers, contractors and other third parties in connection with products or services purchased by or furnished to any Seller affecting any of the Excluded Assets;

               (k) Sellers' rights under this Agreement; and

               (l) Sellers' rights in the assets of Sellers' 401(k) plan.

          2.3.  Assumption of Liabilities.  (a)  Except with respect to
                -------------------------
liabilities and obligations expressly excluded pursuant to Section 2.4, as of the Closing and in reliance on the representations, warranties, covenants and agreements made to Buyer herein, Buyer shall assume and thereafter pay, perform or discharge, and effective as of the Closing, does hereby assume, only the following liabilities and obligations of Sellers (collectively, the "Assumed
                                                                     -------
Liabilities"):
-----------

          (i) all liabilities and obligations under (A) the Financing Contracts constituting the Acquired Assets and (B) the Assigned Contracts;

          (ii) all liabilities and obligations under the Transferred Office Leases;

          (iii) all liabilities and obligations with respect to the debt obligations of Sellers not prepaid at Closing and which are listed in Section 2.3(a)(iii) of the Disclosure Schedule;

          (iv) all liabilities and obligations with respect to the Assumed Taxes; and

          (v) all liabilities and obligations with respect to accounts payable of Sellers incurred in the ordinary course of business as set forth in the books and records of Sellers as account numbers 20300, 20310, 20311, 20312, 20314 and 20350 (accounts payable - operating expenses, accrued expenses, accrued telephone expense, accrued federal express, accrued bank fees and accrued closers club, respectively) and which are listed in Section 2.3(a)(v) of the Disclosure Schedule (which Section of the Disclosure Schedule shall be required to be delivered by Sellers only as of the Closing Date).

          (b) From and after the Closing, Buyer shall indemnify and hold harmless Sellers and their Affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any and all Losses incurred by any of them arising out of, relating to or resulting from any failure or alleged failure by Buyer to pay, perform or discharge when due any of the Assumed Liabilities.

          2.4.   Retained Liabilities.  (a)  Notwithstanding any other
                 --------------------
provision of this Agreement, Buyer shall not and does not assume, agree to pay, perform or discharge, or otherwise have any liability or responsibility for any liability or obligation of any Seller not included in the Assumed Liabilities, regardless of whether such liability or obligation is fixed or contingent, asserted or unasserted, and whether arising prior to, on or after the Closing Date (collectively, the "Retained Liabilities"). Without limiting the
                         --------------------
generality of the foregoing, the Retained Liabilities shall include:

          (i) any and all liabilities and obligations to the extent attributable to any Excluded Asset;

          (ii) any liabilities and obligations relating to actions or inactions by any Seller in respect of actual or alleged violations of Laws;

          (iii) any liability or obligation of any Seller in respect of any Income Taxes;

          (iv) any liabilities and obligations arising from any breach, or from any fact or transaction involving a breach, of any covenant, agreement, representation or warranty of any Seller contained herein or arising from, out of, or in connection with, the transactions contemplated by this Agreement;

          (v) any liabilities or obligations of any Seller or any of its Affiliates or any Company Benefit Plan with respect to any of its or their current or former employees, directors, consultants or advisors whether arising prior to, on or after the Closing Date, including, but not limited to, (A) liabilities and obligations under any Company Benefit Plan, (B) liabilities and obligations in respect of any payroll Taxes, (C) liabilities and obligations arising from any employee or employment related Litigation, (D) liabilities and obligations in respect of any collective bargaining agreement to which any Seller is or was a party and (E) liabilities and obligations in respect of any severance, bonus or vacation pay agreements or arrangements;

          (vi) any liabilities or obligations arising from any Litigation, investigation or other proceeding pending or threatened in respect of any Seller and for any of its directors in connection with any of the transactions contemplated hereby; and

          (vii) any liabilities or obligations incurred by any Seller on or after the Closing Date.

          (b) From and after the Closing, Sellers shall, jointly and severally, indemnify and hold harmless Buyer, its Affiliates, their respective officers, directors, employees, agents, successors and assigns from and against any and all Losses incurred by any of them arising out of, relating to or resulting from any failure or alleged failure by any Seller to pay, perform or discharge when due any of the Retained Liabilities.

          2.5.   Purchase Price.  The purchase price to be paid to Sellers for
                 --------------
the Acquired Assets (the "Purchase Price") shall be an amount equal to
                          --------------
$46,082,009.50 plus amounts set forth in the Closing Schedule, provided that
               ----
amounts payable in respect of prepayments of debt obligations shall, at Sellers' instruction, be paid by Buyer directly to the applicable lender.

          2.6.   Allocation of Purchase Price.  The Purchase Price shall be
                 ----------------------------
allocated among the Acquired Assets based on the fair market value of each Acquired Asset as of the Closing Date as determined by Buyer and otherwise in accordance with Section 1060 of the Code. Within 60 days after the Closing, Buyer shall provide to Sellers copies of Internal Revenue Service Form 8594 and any required exhibits thereto, which shall be prepared in a manner consistent with this Section 2.6. Buyer and Sellers shall file and cause their Affiliates to file, all Tax Returns in a manner consistent with such allocation of the Purchase Price and shall take no position contrary thereto unless required to do so by applicable Tax laws.

          2.7.   Treatment of Seller's Debt Obligations.  Sellers' obligations
                 --------------------------------------
for borrowed money outstanding at the time of Closing shall be treated as follows:

          (a) The Amended and Restated Note Agreements, dated as of November 30, 1994, among Parent and Principal Mutual Life Insurance Company, Massachusetts Mutual Life Insurance Company, Phoenix Home Life Mutual Insurance Company, TMG Life Insurance Company and Core States Bank, N.A.: The consent of the holders of the notes issued pursuant to these agreements will be obtained prior to the Closing in order that Parent shall prepay the notes at Closing with funds provided by Buyer as part of the Purchase Price;

          (b) The Amended and Restated Note Agreement, dated as of November 30, 1994, between Parent and Massachusetts Mutual Life Insurance Company: The consent of the holder of the notes issued pursuant to this agreement will be obtained prior to the Closing in order that Parent shall prepay the notes at Closing with funds provided by Buyer as part of the Purchase Price;

          (c) The Credit Agreement, dated as of January 31, 1996, between Parent and The First National Bank of Chicago: Parent will prepay all outstanding obligations under this agreement at Closing with funds provided by Buyer as part of the Purchase Price;

          (d) The Revolving Credit and Term Loan and Security Agreement, dated as of December 20, 1996, between Parent and First Union National Bank of North Carolina: Parent will prepay all outstanding obligations under this agreement at Closing with funds provided by Buyer as part of the Purchase Price;

          (e) Indenture, dated as of October 1, 1992, between Parent and American National Bank and Trust Company of Chicago: Buyer will assume all outstanding obligations under this agreement at the Closing;

          (f) Agreements pertaining to the creation of, and issuance of lease backed notes by, the PSSFC Equipment Lease Trust 1994-1: Buyer will acquire trust certificates representing 100% of the beneficial interest of such trust and assume Sellers' obligations under the related Pooling and Servicing Agreement and any other ancillary agreements;

          (g) Agreements pertaining to the creation of, and issuance of lease backed notes by, the TLFC IV Equipment Lease Trust 1995-1: Buyer will acquire trust certificates representing 100% of the beneficial interest of such trust and assume Sellers' obligations under the related Pooling and Servicing Agreement and any other ancillary agreements; and

          (h) Agreements pertaining to the creation of, and issuance of lease backed notes by, the TLFC IV Equipment Lease Trust 1996-1: Buyer will acquire trust certificates representing 100% of the beneficial interest of such trust and assume Sellers' obligations under the related Pooling and Servicing Agreement and any other ancillary agreements.

          Buyer shall pay all costs and expenses of obtaining any required rating agency approval for the treatment of Sellers' debt obligations as set forth in the foregoing paragraphs (f), (g), and (h).

          2.8.   Fairness Opinion.  Sellers have received, and have delivered
                 ----------------
to Buyer a true and complete copy of, the opinion of Rodman & Renshaw to the effect that, as of the date hereof, the anticipated net distribution to the stockholders of Sellers from the proceeds of the Purchase Price is fair to the stockholders of Sellers from a financial point of view.


                                  ARTICLE III

                                    CLOSING

          3.1.   The Closing; Time and Place.  The Closing of the purchase and
                 ---------------------------
sale of the Acquired Assets (the "Closing") shall take place at the offices of
                                  -------
Kirkland & Ellis, 200 East Randolph Drive, Chicago, IL 60601, commencing at
9:00 a.m. (Chicago time), as promptly as practicable, but in no event later than five Business Days after the day on which the last of the conditions set forth in Articles VII and VIII is satisfied or waived, or at such other place, date and time as the parties may agree in writing (the date of the Closing shall be the "Closing Date").
     ------------

          3.2.   Assignment of Contracts, Rights and Obligations.  Anything in
                 -----------------------------------------------
this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any Contract if an attempted assignment thereof, without the consent of any person not a party to this Agreement, would constitute a breach or default thereof, cause or permit the acceleration or termination thereof, or in any way materially and adversely affect the rights of

Buyer or Sellers thereunder or the right of Buyer to conduct all or any part of the Business in the manner and on the terms presently enjoyed by Sellers. If such consent is not obtained, Sellers shall, at Buyer's expense, cooperate with Buyer in any reasonable arrangement consistent with Sellers' liquidation plan designed (a) to provide Buyer the benefits under any such Contract, including, without limitation, (i) compliance by Sellers on Buyer's behalf and at Buyer's expense with any such Contract and (ii) enforcement for the benefit of Buyer of any and all rights of Sellers against a third party thereto arising out of the breach or cancellation by such third party or otherwise, and (b) to enable Sellers consistent with Sellers' liquidation plan to meet their obligations, if any, under any such Contract, or to limit, to the greatest extent reasonably possible, any liability of Sellers arising from their failure to perform any such Contract.

          3.3.   Payment of Taxes and Fees.  Buyer shall pay and be responsible
                 -------------------------
for all transfer, sales, stamp, registration, documentary or other similar Taxes payable in connection with the transactions contemplated hereby ("Transfer
                                                                  --------
Taxes") and will prepare and file any Tax Returns and other filings relating
-----
thereto.

          3.4.   Notices of Sale.  Sellers (as reasonably requested by Buyer)
                 ---------------
will, from time to time, execute notices (or powers of attorney authorizing Buyer to execute such notices on Sellers' behalf) which have been prepared by Buyer for delivery to the other party under each of the Financing Contracts sold, transferred, assigned, delivered and conveyed to Buyer pursuant to this Agreement advising such other party that such Financing Contracts have been sold to Buyer and directing such other party to send to Buyer all future payments on account, notices and correspondence relating to the foregoing.


                                  ARTICLE IV

                          REPRESENTATIONS OF SELLERS

          Sellers, jointly and severally, represent and warrant to Buyer as follows (none of such representations and warranties, other than those set forth in Section 4.13, shall survive the Closing):
   ------------

          4.1.   Organization, Good Standing, Power, Etc.  Each Seller (a) is a
                 ---------------------------------------
corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation; (b) is qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of any of the Acquired Assets or the nature of the Business makes such qualification necessary; and (c) has all requisite corporate power and authority

(i) to own or lease and operate the Acquired Assets and carry on the Business as presently being conducted and (ii) to execute, deliver and perform this Agreement and all Ancillary Documents to which such Seller may be a party, and to consummate the transactions contemplated hereby and thereby. Parent has no Subsidiaries other than the Operating Subsidiaries.

          4.2.   Authorization of Agreement.  Each Seller has taken all
                 --------------------------
necessary corporate action (including, without limitation, obtaining the approval of its Board of Directors and any consent of stockholders required by Law or by its Articles of Incorporation or By-laws), to authorize the execution, delivery and performance of this Agreement and the Ancillary Documents to which such Seller may be a party and the consummation of the transactions contemplated hereby and thereby. This Agreement has been, and each of the Ancillary Documents to which such Seller may be a party has been or will be, duly and validly authorized, executed and delivered by such Seller and constitutes, and each of the Ancillary Documents constitutes or will upon execution and delivery constitute the legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with their terms, except to the extent that such enforceability (a) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors rights generally and (b) is subject to general principles of equity.

          4.3.   Charter Documents and Corporate Records.  Parent has previously
                 ---------------------------------------
provided Buyer with true and complete copies of the Certificate or Articles of Incorporation (certified by the Secretary of State of its state of incorporation) and Bylaws (certified by a duly authorized secretary or assistant secretary) of Parent and each Operating Subsidiary, each as amended and in effect on the date hereof, together with certified copies of resolutions of its Board of Directors and stockholders approving and authorizing this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby.

          4.4.   No Violations.  Except as set forth in Section 4.4 of the
                 -------------
Disclosure Schedule, the execution, delivery and performance of this Agreement and any Ancillary Document by Sellers and consummation by Sellers of the transactions contemplated hereby and thereby will not, with or without the giving of notice or the lapse of time, or both, (a) conflict with any provision of the Certificate or Articles of Incorporation or Bylaws of any Seller, (b) conflict with, or result in any violation of, the terms of any Law or Order to which the Acquired Assets or the Business are subject or from which the Acquired Assets or the Business derive benefit; or (c) result in the creation or imposition of any Lien upon the Acquired Assets or any portion thereof,

          4.5.   Governmental and Other Consents.  Except as set forth in
                 -------------------------------
Section 4.5 of the Disclosure Schedule, no consent, authorization or approval of, or exemption by, or filing with, any Governmental Entity or any other third party is required in connection with the execution, delivery and performance by any Seller of this Agreement or any Ancillary Document to which such Seller may be a party or the consummation of the transactions contemplated hereby or thereby or for the ownership and use by Buyer of the Acquired Assets after the Closing in the same manner as presently conducted.

          4.6.   Compliance with Laws.  Except as set forth in Section 4.6 of
                 --------------------
the Disclosure Schedule, (i) each Seller is in compliance with all Laws applicable to its Business, including but not limited to laws pertaining to usury, installment or conditional sales and sales financing and Environmental Matters, (ii) each Seller has had at all times all Permits required to conduct the Business and has conducted the Business and has owned and operated its properties at all times in compliance with all Laws, including Environmental Laws, and (iii) no Seller has received any notice of violation of any Law nor, to any Seller's knowledge, is any such notice pending or threatened. Except as set forth in Section 4.6 of the Disclosure Schedule, no Seller is subject to any judgment, writ, decree, injunction or order of any federal, foreign, state or local court or Governmental Entity relating to the acquisition, collection or administration of any Financing Contracts or the disposition of any Equipment or, in either case, any transactions or activities incidental thereto.

          4.7.   Financial Statements.  Parent has previously furnished Buyer
                 --------------------
with true and complete copies of its (a) Annual Reports on Form 10-K for the fiscal years ended June 30, 1996 and June 30, 1997, as filed with the Securities and Exchange Commission (the "Commission"), (b) Quarterly Report on Form 10-Q
                              ----------
for the quarter ended March 31, 1997, as filed with the Commission, (c) proxy statements related to all meetings of its stockholders (whether annual or special) held during Parent's last two fiscal years, and (d) all other reports or registration statements filed by Parent with the Commission since June 30, 1996, except for preliminary material (in the case of clauses (c) and (d) above) and except for registration statements on Form S-8 relating to employee benefit plans (clauses (a) through (d) being referred to herein collectively as the "SEC
                                                                             ---
Reports").  As of their respective dates, the SEC Reports complied as to form
-------
with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to such SEC Reports. As of their respective dates, the SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of Parent included in the SEC Reports comply as to form with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto. The financial statements included in the SEC Reports: (i) have been prepared in accordance with GAAP (except as may be indicated therein or in the notes thereto); (ii) present fairly the financial position of Parent and its Subsidiaries as at the dates thereof and the results of their operations and cash flows for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments, any other adjustments described therein and the fact that certain information and notes have been condensed or omitted in accordance with the Exchange Act and the rules promulgated thereunder; and (iii) are in accordance with the books of account and records of Parent and its Subsidiaries.

          4.8.   Absence of Changes.  Except as set forth in Section 4.8 of the
                 ------------------
Disclosure Schedule and except as otherwise expressly contemplated by this Agreement or the Ancillary Documents, since June 30, 1997, the Business has been conducted in the ordinary course, consistent with past practice and there has not been (i) any Material Adverse Effect; (ii) any sale, assignment or transfer of any tangible or intangible assets of the Business except in the ordinary course of business; (iii) any change in the manner of business or operations of the Business; (iv) any transaction entered into by the Business other than in the ordinary course of business; or (v) any agreement or commitment (contingent or otherwise) by any Seller to do any of the foregoing.

          4.9.   Absence of Undisclosed Liabilities.  Sellers have no
                 ----------------------------------
liabilities or obligations of any kind whatsoever (whether or not accrued, contingent or absolute, asserted or unasserted, and whether or not such liabilities or obligations would be required to be reflected on a balance sheet prepared in accordance with GAAP) other than: (a) liabilities and obligations set forth in Section 4.9 of the Disclosure Schedule, (b) liabilities and obligations reserved against in full on, or disclosed and quantified in full in the footnotes to, the Balance Sheet, and (c) liabilities and obligations incurred in the ordinary course of business consistent with past practice since the date of the Balance Sheet.

          4.10.  Employees, Labor Relations, Etc.  (a)  Section 4.10(a) of the
                 -------------------------------
Disclosure Schedule sets forth the name and title of each Person employed by Sellers as of the date hereof, including those on permitted leaves of absence ("Employees"), the aggregate annual compensation (including salary, bonuses and
  ---------
commissions) currently paid by Sellers to that Person and, to the best knowledge of Sellers, each such Person's home address, including zip code.

          (b) Except as set forth in Section 4.10(b) of the Disclosure Schedule, none of Sellers is now nor ever has been a party to or bound by any collective bargaining agreement.

          (c) Sellers have not engaged in any unfair labor practice or discriminated on the basis of race, age, sex or otherwise in its employment conditions or practices with respect to the Employees or former employees. Except as set forth in Section 4.10(c) of the Disclosure Schedule, there are no existing, or to any Seller's knowledge, threatened claims, demands, actions, suits, proceedings, arbitrations, audits, inquiries, disputes or grievances relating to any Employee or former employee, and there are no pending or, to any Seller's knowledge, threatened representation questions respecting any Employee or former employee.

          (d) Each Seller (i) is in compliance with all applicable Laws respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees or former employees, including, but not limited to, the Consolidated Omnibus Budget Reconciliation Act; (ii) has withheld all amounts required by Law or by agreement to be withheld from the wages, salaries and other payments to Employees or former employees in connection with the Business; (iii) is not liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing; and (iv) except as set forth in Section 4.10(d) of the Disclosure Schedule, is not liable for any past due payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits for Employees or former employees in connection with the Business.

          4.11.  Employee Benefit Plans, Etc.  (a)  (i) (A) Sellers have
                 ---------------------------
performed all obligations required to be performed by them under, and are not in default under or in violation of, any Benefit Plan or Employee Agreement with respect to which any Seller has, or may have, any liability (collectively, the "Company Benefit Plans"), and are in compliance with, and each Company Benefit
 ----------------------
Plan and Employee Agreement has been operated in accordance with its provisions and in compliance with, applicable Laws, including, without limitation, ERISA, the Code and the rules and regulations promulgated thereunder; (B) no "prohibited transaction," within the meaning of Section 4975 of the Code or
Section 406 of ERISA, has occurred with respect to any Company Benefit Plan; (C) there is no action, proceeding, arbitration, suit or claim pending, or to any Seller's knowledge, threatened or anticipated (other than routine claims for benefits) against any Company Benefit Plan or against the assets of any Company Benefit Plan; (D) no event or transaction has occurred with respect to any Company Benefit Plan that would result in the imposition of a tax under any of Sections 4972, 4979 or 4980B of the Code or similar excise tax as a result of the operation of the Company Benefit Plans; and (E) each Company Benefit Plan can be amended, terminated or otherwise discontinued without liability to any Seller, Buyer or any of their Affiliates.

          (ii) Any Company Benefit Plan maintained by Sellers which is intended to be qualified under Section 401(a) of the Code is and has since its inception always been qualified under Section 401(a) of the Code. No circumstances exist which could adversely affect this qualification. None of the Company Benefit Plans is a Pension Plan.

          (b)    No Seller has any ERISA Affiliates (other than another Seller).

          4.12.  Tax Matters.  Except as set forth in Section 4.12 of the
                 -----------
Disclosure Schedule, (i) all Income Tax Returns required to be filed by Sellers have been filed in a timely manner, (ii) all such Income Tax Returns are correct and complete, (iii) all Income Taxes required to be paid by Sellers, whether or not shown to be due on such Income Tax Returns have been timely paid in full,
(iv) no deficiency for any Income Taxes has been assessed by any taxing authority against Sellers which remains unpaid, (v) there are no pending written proposed deficiencies or other written claims for Income Taxes received by Sellers, (vi) no Income Tax Returns with respect to the Acquired Assets or Sellers currently are the subject of an audit by any taxing authority, (vii) no Seller currently is a beneficiary of any extension of time within which to file any Income Tax Return, (viii) no Seller has waived any statute of limitations in respect of Income Taxes or agreed to any extension of time with respect to an Income Tax assessment or deficiency, (ix) each Seller has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party, and (x) none of the Sellers (A) has been a member of an affiliated group filing a consolidated federal Income Tax Return (other than a group the common parent of which was Parent) or (B) has any liability for Taxes of any Person (other than any member of an affiliated group the common parent of which was Parent) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), or as a transferee or successor, by contract or otherwise. The accruals and reserves for Income Taxes reflected on the Balance Sheet are adequate in all respects to cover any liability of Sellers for Income Taxes through the date of the Balance Sheet.

          4.13.  Title to Properties; Absence of Liens, Etc.  Except as set
                 ------------------------------------------
forth in Section 4.13 of the Disclosure Schedule, Sellers have good and marketable title to all the properties and assets included in the Acquired Assets, free and clear of all Liens except for Permitted Liens. This representation and warranty shall survive the Closing.

          4.14.    Litigation and Orders.  Except as set forth in Section 4.14
                   ---------------------
of the Disclosure Schedule, as of the date hereof:

          (a) There is no Litigation pending or, to the knowledge of any Seller, threatened against, affecting or involving the Business or any of the Acquired Assets, or which seeks to prevent or challenge the transactions contemplated hereby, nor to the knowledge of any Seller is there any basis for any such Litigation.

          (b) There is not in existence any Order requiring any Seller or any officer, director or employee of such to take any action of any kind with respect to the Business or the Acquired Assets or to which any Seller or any officer, director or employee of such is a party or by which any of them is bound affecting the Business or the Acquired Assets.

          (c) No Seller nor, to Parent's knowledge after due inquiry, any officer or director nor, to Parent's knowledge, any employee (while employed by any Seller) of Sellers has been permanently or temporarily enjoined or barred by any Order from engaging in or continuing any conduct or practice in connection with the Business.

          4.15.    Broker.  Sellers, jointly and severally, represent and
                   ------
warrant that no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Sellers other than amounts payable to Rodman & Renshaw in connection with the fairness opinion referred to in Section 2.8.

          4.16.    Financing Contracts.  Section 2.1(a) of the Disclosure
                   -------------------
Schedule sets forth a list of all Financing Contracts and Credit Enhancements and the Net Book Value, tax basis and Yield of each Financing Contract as of a date not earlier than 5 Business Days prior to the date hereof. Except as set forth in Section 4.16 of the Disclosure Schedule, (i) each Financing Contract and Credit Enhancement is in full force and effect and is valid, binding and enforceable by Seller against the Obligor thereunder in accordance with its written terms; (ii) each Financing Contract and Credit Enhancement constitutes and arose out of a bona fide business transaction entered into in the ordinary course of business; and (iii) neither the billing and collection nor the enforcement of any Financing Contract or Credit Enhancement in accordance with the terms thereof will result in the violation of any Laws.

          4.17.    State Takeover Statutes.  No state takeover statute or
                   -----------------------
similar statute or regulation, including Section 203 of the Delaware General Corporation Law, imposes restrictions affecting this Agreement or the transactions contemplated hereby.

          4.18.    Powers of Attorney.  Except as set forth in Section 4.18 of
                   ------------------
the Disclosure Schedule, there are no general or special powers of attorney outstanding with respect to the Acquired Assets or the Business.

          4.19.    Books and Records.  The books of account and other financial
                   -----------------
records to be transferred to Buyer pursuant hereto are complete and correct, are maintained in accordance with all applicable Laws, and are accurately reflected in the SEC Reports. Parent has provided to Buyer and its representatives true and complete copies of or access to all minute books or corporate records of each Seller.

          4.20.    Entire Business.  Except for the Excluded Assets and the
                   ---------------
Retained Liabilities, the Acquired Assets include all assets and properties which are used or held for use in connection with the conduct and operation of the Business.

          4.21.    No Breaches or Defaults.  Except as set forth in Section
                   -----------------------
4.21 of the Disclosure Schedule, (i) no Seller, and, to the knowledge of Sellers, no other party thereto, is in breach of or in default under any of the New Headquarters Lease, the Transferred Office Leases and the Contracts listed in Section 8.6 of the Disclosure Schedule (all of the foregoing being referred to as the "Specified Contracts") and no event has occurred which, with notice
           -------------------
and/or lapse of time, would constitute a default by such Seller or, to the knowledge of Sellers, any other party thereto under any Specified Contract; (ii) no Seller has received any notice from or given any notice to any other party indicating that such Seller or such other party, as the case may be, is presently in default under or in breach or violation of any Specified Contract; and (iii) each Specified Contract is in full force and effect and is valid, binding and enforceable against the applicable Seller and, to the knowledge of Sellers, each other party thereto in accordance with its terms.


                                   ARTICLE V

                           REPRESENTATIONS OF BUYER

             Buyer represents and warrants to Sellers as follows:

          5.1.     Organization and Standing of Buyer.  Buyer is a corporation
                   ----------------------------------
duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform this Agreement and all Ancillary Documents to which Buyer may be a party and to consummate the transactions contemplated hereby and thereby.

          5.2.     Authorization of Agreement.  Buyer has taken all necessary
                   --------------------------
corporate action to authorize the execution, delivery and performance of this Agreement and the Ancillary Documents to which Buyer may be a party and the consummation of the transactions contemplated hereby and thereby. This Agreement has been, and each of the Ancillary Documents to which Buyer may be a party has been or will be, duly and validly authorized, executed and delivered by Buyer and constitutes, and each of the Ancillary Documents constitutes or will upon execution and delivery constitute, the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with their terms.

          5.3.     No Violations.  The execution, delivery and performance of
                   -------------
this Agreement and any Ancillary Document by Buyer and consummation by Buyer of the transactions contemplated hereby and thereby will not, with or without the giving of notice or the lapse of time, or both, (a) conflict with any provision of Buyer's Certificate of Incorporation or Bylaws or (b) conflict with any Law or Order to which Buyer is subject which conflict could materially adversely affect the ability of Buyer to consummate the transactions contemplated hereby.

          5.4.     Governmental and Other Consents.  Except for consent under
                   -------------------------------
the HSR Act, no consent, authorization or approval of, or exemption by, or filing with, any Governmental Entity or any other third party is required in connection with the execution, delivery and performance by Buyer of this Agreement or any Ancillary Document to which it may be a party or the consummation of the transactions contemplated hereby or thereby.


                                  ARTICLE VI

                          BETWEEN SIGNING AND CLOSING

          6.1.     Commercially Reasonable Efforts; Cooperation by Parties. (a)
                   -------------------------------------------------------
In addition to all other obligations prescribed in this Agreement and subject to the terms and conditions hereof, each of the parties hereto shall continue to cooperate with each other and use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to ensure that the conditions set forth in Articles VII and VIII are satisfied and to consummate and make effective the transactions contemplated by this Agreement, including
(i) filing as soon as practicable notifications under the HSR Act in connection with this Agreement and the transactions contemplated hereby, and responding as promptly as practicable to any inquiries received from the Federal Trade Commission and the Antitrust Division of the Department of Justice for additional information or documentation and responding as promptly as practicable to all inquiries and requests received from any State Attorney General or other governmental authority in connection with antitrust matters and (ii) obtaining all consents, approvals, transfers, permissions, waivers, orders, licenses, registrations or authorizations of all third parties which are necessary or advisable to consummate and make effective the transactions contemplated by this Agreement, to transfer the Acquired Assets to Buyer.

          (b) If any court, domestic or foreign, having jurisdiction over any party issues or otherwise promulgates any injunction, decree or similar order prior to the Closing which prohibits the consummation of the transactions contemplated hereby, the parties will use commercially reasonable efforts to have such injunction dissolved or otherwise eliminated as promptly as possible and, prior to or after the Closing, to pursue the underlying Litigation diligently and in good faith.

          6.2.     Access and Investigations.  During the period from the date
                   -------------------------
of this Agreement to the Closing Date, Sellers shall give or cause to be given to Buyer or its representatives and agents reasonable access during normal business hours to all the premises where the Business of Sellers is conducted in regard of the Acquired Assets and Assumed Liabilities, all employees of Sellers and all Documents (wherever located) of Sellers relating to the Acquired Assets and Assumed Liabilities including all company and accounting books and records, all financial records and statements, all Tax Returns and Tax records and all records pertaining to the Business, any Financing Contract or Equipment or any other Acquired Assets and Assumed Liabilities. Sellers agree that no investigation by Buyer or its representatives or agents shall affect or limit the scope of the representations and warranties of Sellers contained herewith or limit liability for breach of any such representation or warranty.

          6.3.     Conduct of Business.  (a)  During the period from the date of
                   -------------------
this Agreement until the Closing Date, except as Buyer may otherwise consent to in writing, Sellers shall:

          (i) except as expressly contemplated hereby, operate the Business of Sellers only in the usual, regular and ordinary course and in accordance with past practices;

          (ii) use their commercially reasonable efforts to preserve Sellers' business relationships with clients, lenders, suppliers, customers and others having significant dealings with the Business, and preserve the goodwill and ongoing operations of the Business;

          (iii) maintain and keep Sellers' properties and equipment in good repair, working order and condition, ordinary wear and tear excepted; and

          (iv) use their commercially reasonable efforts to maintain insurance coverages and all of the books and records of Sellers in the usual, regular and ordinary manner on a basis consistent with past practices.

          (b) During the period from the date of this Agreement until the Closing Date, except as Buyer may otherwise consent to in writing, Sellers shall not, directly or indirectly:

          (i) enter into any Financing Contract with a Yield of less than 9%;

          (ii) enter into any Financing Contract which, when adding the original Equipment cost of such Financing Contract to the Net Book Value of all Financing Contracts with the same Obligor (as reflected on the books and records of Sellers) would exceed $1,000,000;

          (iii) sell or securitize (except for substitutions and transfers required by the terms of this Agreement) any Financing Contracts;

          (iv)     acquire, by purchase or otherwise, any material assets;

          (v) modify, amend or waive the terms of any Financing Contract or Scheduled Contract; provided that Buyer's consent to modification or amendment
                    --------
of the payment terms of a Financing Contract shall not be required until the aggregate contractual rents of all Financing Contracts so modified or amended, determined prior to such modification or amendment, exceeds $250,000;

          (vi) subject any of the Acquired Assets to any Lien, other than any Financing Contract subjected to a Lien in the ordinary course of business pursuant to the existing credit facilities of Sellers described in Section 2.7(d) of this Agreement;

          (vii) sell, lease, transfer, assign or otherwise dispose of any of its assets, except for sales of Equipment pursuant to any purchase option under a Financing Contract or sales of Equipment to third parties after expiration or termination of the Financing Contract to which such Equipment was subject, in each case made in the ordinary course of business, consistent with past practice, provided that Parent may (A) consummate the transactions contemplated
          --------
by Section 8.10 of this Agreement and (B) terminate the Current Headquarters

Lease at a cost to Parent not to exceed the amount referred to in Section 6.3(b)(vii) of the Disclosure Schedule;

          (viii) transfer, grant, amend or knowingly terminate any of its rights under any Intellectual Property;

          (ix) enter into any transaction or agreement of any kind with any of Parent's Affiliates, including the making of any loans, advances or investments to or in such entity other than transfers of Financing Contracts by any other Seller to Parent in connection with the sale contemplated by Section
8.10 of this Agreement and other than (A) the noncompetition agreements dated as of the date hereof between Buyer and each of the Chairman and President of the Parent and (B) transactions among Sellers in the ordinary course of business consistent with past practice;

          (x) amend or modify the certificate or articles of incorporation or bylaws of any Seller;

          (xi) declare, set aside or pay any dividend or other distribution in respect of its capital stock or purchase or redeem, directly or indirectly, any shares of its capital stock, except that (A) Parent may declare post-Closing distributions to its stockholders of cash amounts to be received by Sellers under this Agreement and (B) Sellers may declare and pay cash dividends to other Sellers;

          (xii)    create any new Subsidiaries;

          (xiii) enter any transaction, take any action, or by inaction knowingly permit any event to occur, that would result in any of the representations and warranties of Sellers contained herein not being true and correct in all material respects immediately after the occurrence of such transaction, action or event or on the Closing Date;

          (xiv) grant to any Employee any increase in compensation in any form other than previously scheduled amounts in the ordinary course of business consistent with past practice, or enter into, vary the terms of, or terminate any Employee Agreement or establish, amend or terminate any Benefit Plan, other than as required under the terms of any existing Employee Agreement or by Law, or hire any new employees;

          (xv) enter into, agree to enter into or acquire any Financing Contract of the type described in Part B of Section 8.10 of the Disclosure Schedule;

          (xvi) settle or agree to settle any Litigation relating to the transactions contemplated hereby without the prior written consent of Buyer, which consent shall not be unreasonably withheld; or

          (xvii) agree or otherwise commit to take any of the actions set forth in the foregoing subparagraphs (i) through (xvi).

          6.4.     Information Statement.  Parent and Buyer shall cooperate and
                   ---------------------
promptly prepare, and Parent shall file with the Commission as soon as practicable an Information Statement under the Exchange Act with respect to the transactions contemplated herein (the "Information Statement"). Parent will
                                       ---------------------
cause the Information Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. Parent shall use commercially reasonable efforts, and Buyer will cooperate with Parent, to have the Information Statement cleared by the Commission as promptly as practicable and Parent shall mail the Information Statement to its stockholders promptly thereafter. Parent shall, as promptly as practicable, provide copies of any written comments received from the Commission with respect to the Information Statement to Buyer and advise Buyer of any oral comments with respect to the Information Statement received from the Commission. Parent agrees that none of the information supplied or to be supplied by Parent for inclusion or incorporation by reference in the Information Statement and each amendment or supplement thereto, at the time of mailing thereof, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Buyer agrees that none of the information supplied or to be supplied by Buyer for inclusion or incorporation by reference in the Information Statement and each amendment or supplement thereto, at the time of mailing thereof, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. For purposes of the foregoing, it is understood and agreed that information concerning or related to Parent shall be deemed to have been supplied by Parent and information concerning or related to Buyer shall be deemed to have been supplied by Buyer. No amendment or supplement to the Information Statement will be made by Parent without the approval of Buyer, unless Parent's counsel advises that such amendment or supplement is required. Parent will advise Buyer, promptly after it receives notice thereof, of (i) the time when the Information Statement has been cleared by the Commission, (ii) any comments by the Commission with respect to the Information Statement and (iii) any requests by the Commission for additional information.

          6.5.     Required Notices.  At all times prior to the Closing Date,
                   ----------------
Sellers shall promptly give written notice to Buyer of (i) any facts or circumstances of which Sellers have knowledge or the occurrence of any event or the failure of any event to occur of which Sellers have knowledge, which will, or could reasonably be expected to, result in (A) a Material Adverse Effect or
(B) a breach of any representation or warranty made by Sellers in this Agreement or in any Ancillary Document in any material respects; (ii) any failure by Sellers to comply in all material respects with any covenant, condition or agreement in this Agreement; (iii) any written complaints, investigations or hearings (or written communications indicating the same may be contemplated) of any Governmental Entity with respect to this Agreement, the Business, the Acquired Assets, the Assumed Liabilities or the transactions contemplated by this Agreement or the Ancillary Documents and (iv) the institution or, to Sellers' knowledge, the threat of institution of any Litigation or similar action with respect to this Agreement, the Business, the Acquired Assets, the Assumed Liabilities or the transactions contemplated by this Agreement or the Ancillary Documents other than collection efforts in the ordinary course of business, provided that, in the case of such collection efforts, Sellers shall not initiate any Litigation or similar action without first providing to Buyer such written notice.

          6.6.     Employee Matters.  (a)  Buyer shall offer employment
                   ----------------
beginning as of the Closing to all employees of Seller who are actively employed (including those employees who are on short-term disability, but excluding those employees who are on long-term disability) by Sellers on the Closing Date other than the President and the Chairman of Parent ("Scheduled Employees"). Such
                                                -------------------
offer of employment shall be for substantially similar positions and at substantially similar salaries as set forth in Section 4.10(a) of the Disclosure Schedule; provided, however, that neither Buyer nor its Affiliates shall,
          --------  -------
notwithstanding the foregoing, be obligated to continue any employment relationship after the Closing with any employee for any specific period of time or on any specific terms. On the Closing Date, Buyer shall use its reasonable efforts to provide those Scheduled Employees who have accepted employment with Buyer with benefits which are at least generally consistent with those benefits offered to similarly situated employees of Buyer. To the extent any employee benefit plan, program or policy of Buyer or its Affiliates is made available to such employees: (i) service with Sellers by any such employee prior to the Closing Date shall be credited for eligibility and vesting purposes under such plan, program or policy, but not for benefit accrual or entitlement purposes; and (ii) with respect to any welfare benefit plans to which such employees may become eligible, Buyer shall cause such plans to provide credit for any co-payments or deductibles made or borne by such employees and waive all pre-existing condition exclusions, other than, to the extent permitted by applicable Law, exclusions that were applicable under the comparable welfare plans maintained by Sellers for their employees prior to the Closing Date.

          (b) Effective as of the Closing, Buyer shall either (i) provide for extension of Sellers' health care plan in effect as of the date hereof provided by NYLCare Health Plans, Inc. ("Sellers' Health Plan") for purposes of
                                         --------------------
providing "continuation coverage" under Section 601 et seq. of ERISA and Section
                                                    -- ---
4980B of the Code ("COBRA") for (A) those former employees of Sellers being
                    -----
provided continuation coverage as of the Closing Date and their qualified beneficiaries (as defined in COBRA), (B) those Scheduled Employees who are offered but do not accept employment with Buyer and their qualified beneficiaries, and (C) the President and Chairman of Parent and their qualified beneficiaries (collectively, the "Covered Employees"), or (ii) offer a health
                                  -----------------
insurance policy for purposes of providing such continuation coverage, which policy shall provide coverage comparable to Sellers' Health Plan and shall waive all pre-existing condition exclusions. Each Covered Employee shall bear the cost of such coverage in the amount that such Covered Employee would have paid if he or she had been eligible for such coverage under the Sellers' Health Plan immediately prior to the Closing (the "COBRA premium") and Buyer shall be liable
                                       -------------
only for payment of the amount in respect of such coverage that is greater than the COBRA premium.

          6.7.     No Shop.  Prior to the Closing Date, (i) Sellers shall not,
                   -------
directly or indirectly, and Sellers shall direct and cause their officers, directors, employees, agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by it) not to, initiate, solicit or encourage any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to its stockholders) with respect to a merger, acquisition, consolidation or similar transaction involving, or any purchase of all or any significant portion of the assets or any equity securities of, Sellers (any such proposal or offer being hereinafter referred to as an "Alternative Proposal"), or engage in any
                               --------------------
negotiations concerning, or provide any confidential information or data to, or have any discussions with, any Person relating to an Alternative Proposal, or release any third party from any obligations under any existing standstill agreement or arrangement relating to any Alternative Proposal, or otherwise facilitate any effort or attempt to make or implement an Alternative Proposal;
(ii) Sellers will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing, and (iii) Sellers will notify Buyer immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, Sellers.

          6.8.     Lease Swaps.  Prior to the Closing Date, Sellers shall take,
                   -----------
at Buyer's expense, all actions that Buyer may reasonably request to have any Financing Contracts which are held by a Securitization vehicle and which are described in Section 8.10 of the Disclosure Schedule transferred to Parent and replaced with Financing Contracts of a type not described in such Section of the Disclosure Schedule; provided, however, that if this Agreement shall be
                     --------  -------
terminated prior to the Closing as a result of a breach of this Agreement by Sellers, Sellers shall reimburse Buyer for all such expenses reasonably incurred by Buyer.


                                  ARTICLE VII

                       CONDITIONS TO SELLERS' OBLIGATION

          The obligation of Sellers to effect the transactions contemplated hereby shall be subject to the satisfaction or written waiver on or before the Closing Date, of each of the following conditions:

          7.1.     Representations and Warranties True.  The representations
                   -----------------------------------
and warranties of Buyer contained herein or in any Ancillary Document shall be true, complete and accurate in all material respects on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date, except for changes expressly contemplated by this Agreement or the Ancillary Documents, as the case may be, and except that any representation and warranty made as of a specified date shall have been true, complete and accurate as of such date.

          7.2.     Performance of Agreements.  Buyer shall have performed and
                   -------------------------
complied with all of its agreements and covenants contained herein or in any Ancillary Document to which it is a party to be performed or complied with by it on or prior to the Closing Date.

          7.3.     Deliveries of Buyer.  Buyer shall have paid the Purchase
                   -------------------
Price in accordance with Section 2.5 by wire transfer of immediately available funds and shall have executed and delivered an instrument or instruments consistent with the terms hereof and reasonably satisfactory in form and substance to Sellers and their counsel evidencing Buyer's assumption of the Assumed Liabilities.

          7.4.     Officer's Certificate.  Sellers shall have received a
                   ---------------------
certificate from an executive officer of Buyer, dated as of the Closing Date, reasonably satisfactory in form and substance to Sellers and their counsel, certifying as to the satisfaction of the conditions specified in Sections 7.1 and 7.2.

          7.5.     No Injunction, Etc.  No Law shall have been adopted or
                   ------------------
promulgated and no preliminary or permanent injunction or other order issued by any federal, state or local court of competent jurisdiction, domestic or foreign, or by any Governmental Entity shall be in effect, the enforcement of which would restrain, enjoin, make illegal or otherwise prohibit the transactions contemplated hereby.

          7.6.     HSR Act.  Any applicable waiting periods (and any extension
                   -------
thereof) under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

          7.7.     Information Statement.  The Information Statement shall have
                   ---------------------
been cleared by the Commission and mailed by Parent to each of its stockholders and at least 20 calendar days shall have passed since the Information Statement was first so mailed.

          7.8.     D&O Insurance. Parent shall have obtained director and
                   -------------
officer liability insurance in substantially the form set forth in Section 7.8 of the Disclosure Schedule and such insurance shall be in full force and effect.


                                 ARTICLE VIII

                       CONDITIONS TO BUYER'S OBLIGATION

          The obligation of Buyer to effect the transactions contemplated hereby shall be subject to the satisfaction or written waiver on or before the Closing Date, of each of the following conditions:

          8.1.     Representations and Warranties True.  The representations
                   -----------------------------------
and warranties of Sellers contained herein or in any Ancillary Document shall be true, complete and accurate on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date, except (i) for changes expressly contemplated by this Agreement or the Ancillary Documents, as the case may be, (ii) that any representation and warranty made as of a specified date shall have been true, complete and accurate as of such date, and (iii) for any failures to be true, complete and accurate which do not, individually or in the aggregate, have a Material Adverse Effect.

          8.2.     Performance of Agreements.  Sellers shall have performed and
                   -------------------------
complied with all of their agreements and covenants contained herein or in any Ancillary Document to which they are a party to be performed or complied with by them on or prior to the Closing Date.

          8.3.     Deliveries of Seller.  Sellers shall have executed and
                   --------------------
delivered, or caused to be delivered, to Buyer such deeds, bills of sale, endorsements, assignments, licenses and other instruments and documents reasonably satisfactory in form and substance to Buyer and its counsel as shall be reasonably necessary to vest in Buyer as of the Closing Date good and marketable title to the Acquired Assets free and clear of any Liens except Permitted Liens. Simultaneously with such delivery, Sellers shall have taken all additional steps as may reasonably be necessary to put Buyer in possession and operating control of the Acquired Assets.

          8.4.     Officer's Certificate.  Buyer shall have received a
                   ---------------------
certificate from an executive officer of Parent, dated as of the Closing Date, reasonably satisfactory in form and substance to Buyer and its counsel, certifying as to the satisfaction of the conditions specified in Sections 8.1 and 8.2 hereof.

          8.5.     No Injunction, Proceeding or Litigation.  No action or
                   ---------------------------------------
proceeding before any court or other Governmental Entity shall have been commenced and be pending by any Person or any Governmental Entity against any of the parties hereto or any of their Affiliates, associates, officers or directors
(a) seeking to restrain, enjoin, prevent, materially delay or in any material respect change the transactions contemplated hereby, (b) seeking civil penalties, fines or material damages in connection with any such transactions,
(c) which, if adversely decided, would impair Buyer's ability to consummate the transactions contemplate hereby or own the Acquired Assets, or (d) which is reasonably likely to materially impair Buyer's interest in the Acquired Assets or to compel Buyer or its Affiliates to dispose of, discontinue, license, hold separate or materially restrict the operations of the business of Buyer or its Affiliates in connection with or as a result of the consummation of the transactions contemplated hereby. No Law shall have been adopted or promulgated and no preliminary or permanent injunction or other order issued by any federal, state or local court of competent jurisdiction, domestic or foreign, or by any Governmental Entity, shall be in effect, the enforcement of which would, in either case, (i) restrain, enjoin, make illegal or otherwise prohibit the transactions contemplated hereby, (ii) have a Material Adverse Effect (other than Laws of general applicability or applicable to the industry of the Business as a whole and not directed at either the parties hereto or the transactions contemplated hereby), (iii) impair Buyer's ability to consummate the transactions contemplated hereby or by the Ancillary Documents or own the Acquired Assets, or (iv) compel Buyer or its Affiliates to dispose of, discontinue, license, hold separate, or materially restrict the operations of, the business of Buyer or its Affiliates in connection with or as a result of the consummation of the transactions contemplated hereby.

          8.6.     Approvals and Consents.  All consents, approvals, orders, or
                   ----------------------
authorizations of, registrations or filings with, declarations of, or exemptions or waivers by, any Governmental Entity or any other Person, reasonably satisfactory in form and substance to Buyer and it counsel, which are required for the consummation of the transactions contemplated hereby or for preventing the termination of any material right, privilege, or Contract of any Seller or any material loss or disadvantage to Buyer upon the consummation of the transactions contemplated hereby, shall have been obtained, made or filed, as the case may be. Without limiting the generality of the foregoing, Sellers shall have received the consents in form and substance reasonably satisfactory to Buyer pursuant to which (i) the holders of the debt obligations described in
Section 2.7 grant all necessary consents for treatment of such debt obligations as contemplated by Section 2.7, among other things, and confirm the outstanding amounts of such obligations and (ii) the counterparties to the New Headquarters Lease, the Transferred Office Leases and the Contracts listed in Section 8.6 of the Disclosure Schedule (A) consent to the transfer and assignment of such leases and agreements to Buyer and (B) confirm the amount of monetary obligations of the applicable Seller under each such agreement or lease.

          8.7.     No Material Adverse Effect.  From the date of this Agreement
                   --------------------------
through the Closing Date, there shall not have occurred any change, individually or together with other changes, that has had, or would reasonably be expected to have, a Material Adverse Effect.

          8.8.     Financing Contracts.  The Financing Contracts shall, as Buyer
                   -------------------
may reasonably determine, as of the Closing Date (or as of a date determined by Buyer which is not earlier than 30 days prior to the Closing Date), have an aggregate Net Book Value equal to or greater than 90% of the Net Book Value of such assets at June 30, 199 7.

          8.9.     Employees.  As of the Closing Date, Sellers shall have
                   ---------
terminated the employment of all Scheduled Employees.

          8.10.    Certain Leases.  Sellers shall have sold, assigned or
                   --------------
otherwise transferred to a third party, on a non-recourse basis, those Financing Contracts described in Section 8.10 of the Disclosure Schedule for aggregate cash proceeds not less than 90% of the Net Book Value thereof (provided that Sellers shall have used commercially reasonable efforts to maximize such proceeds), and Buyer shall be reasonably satisfied that Sellers no longer own any such Financing Contracts as of the Closing Date.

          8.11.    D&O Insurance.  Parent shall have obtained director and
                   -------------
officer liability insurance in substantially the form set forth in Section 7.8 of the Disclosure Schedule and such insurance shall be in full force and effect.

          8.12.    Lease Sublet.  Parent shall have either (a) taken occupation
                   ------------
of the premises subject to the New Headquarters Lease prior to Closing or (b) entered into a sublease (after having obtained the consent of the prime lessor, if such consent is necessary) with Buyer for Parent's current executive offices at 3000 Dundee Road, Northbrook, Illinois, in form and substance reasonably acceptable to Buyer, pursuant to which Buyer shall sublease such offices from Parent from the Closing until the transfer of the Business to the location of the property leased under the New Headquarters Lease.

          8.13.    HSR Act.  Any applicable waiting periods (and any extensions
                   -------
thereof) under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

          8.14.    Information Statement.  The Information Statement shall have
                   ---------------------
been cleared by the Commission and mailed by Parent to each of its stockholders and at least 20 calendar days shall have passed since the Information Statement was first so mailed.

          8.15.    Change of Sellers' Corporate Names.  Sellers shall cease
                   ----------------------------------
using the Tradenames from and as of the Closing Date. On the Closing Date, each Seller, as necessary, shall file with the appropriate authorities an amendment to its Articles of Incorporation changing its name to a name that (i) does not include "Trans Leasing" or "LeaseCard" or any variations thereof or any other mark or name confusingly similar thereto and (ii) does not otherwise imply the continuation of the Business of Sellers after the Closing Date.

          8.16.    Tax Certifications.  Each Seller shall have delivered to
                   ------------------
Buyer (a) a certification described in Treasury Regulation Section 1.1445-2(b)(2)(i) that is in the form set forth in Treasury Regulation Section 1.1445-2(b)(2)(iii)(B), and (b) an executed New Jersey Form ST-40.

          8.17.    Disclosure Supplement.  At Closing, Sellers will supplement
                   ---------------------
or amend the Disclosure Schedule to include information obtained by Sellers after the date of this Agreement which would have been required to be set forth or described on the Disclosure Schedule had it been known on the date of this Agreement or which is necessary to complete or correct the Disclosure Schedule and Sellers shall deliver to Buyer the Closing Schedule. For purposes of determining the accuracy of the representations and warranties of Sellers contained in Article IV in order to determine the fulfillment of the conditions set forth in this Article VIII, the Disclosure Schedule delivered by Sellers shall be deemed to include only that information contained therein on the date of this Agreement and shall be deemed to exclude any information contained in any subsequent supplement or amendment thereto.

                                  ARTICLE IX

                            POST-CLOSING AGREEMENTS

          9.1.     Non-Competition.  (a)  In consideration of the benefits to
                   ---------------
Sellers hereunder and in order to induce Buyer to enter into this Agreement, from the Closing Date until the fifth anniversary of the Closing Date, none of Sellers or any Subsidiary of Sellers shall (directly or indirectly), unless acting in accordance with the prior written consent of Buyer, which consent may be withheld in Buyer's sole and absolute discretion, (i) own, manage, operate, join, control, finance, participate or cause participation in the ownership, management, operation, control or financing of, or be connected as a principal, agent, representative, consultant, investor, owner, partner, manager, joint venturer or otherwise with, or permit any Seller's or any Subsidiary's name to be used by or in connection with, any business or enterprise engaged in the leasing and/or financing business anywhere in the United States or (ii) solicit, encourage, entice or induce any Person who is an Employee at any time on or after the date hereof to terminate his or her relationship with the Business or the Buyer.

          (b) The parties hereto agree that the duration and area and/or scope for which the covenant not to compete set forth in Section 9.1(a) is to be effective are reasonable. In the event that any court determines that the time period or the area, or both of them, are unreasonable and that such covenant is to that extent unenforceable, the parties hereto agree that the restriction shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable.

          (c) From and after the Closing Date, Sellers shall not disclose, Sellers shall cause their Subsidiaries not to disclose, and Sellers shall use commercially reasonable efforts, and cause their Subsidiaries to use commercially reasonable efforts, not to allow any of their respective officers, directors or employees to disclose, to third parties, and Sellers shall not, and Sellers shall cause each of their Subsidiaries not to, use for their own account or allow any of such Persons to use for its own account, any information with respect to the Business (including, without limitation, trade "know-how", secrets, consultant contracts, customer lists, subscription lists, pricing policies, operational methods, marketing plans or strategies, and product development techniques or plans of the Business known to Sellers, and of their Affiliates or any of such Persons heretofore or hereafter), except (i) to the extent that such information is or shall have become generally available to the public without breach of this Agreement, or (ii) if required to be disclosed by Law or by a final, non-appealable order of a court of competent jurisdiction.

          (d) Sellers acknowledge and agree that, if they or any of their Subsidiaries breach any provision of this Section 9.1, any remedy at law would be inadequate and that Buyer, in addition to seeking monetary damages in connection with any such breach, shall be entitled to specific performance, injunctive and other equitable relief in the form of preliminary and permanent injunctions (without bond or other security) upon any breach of any such covenant to prevent or restrain a breach of this Section 9.1 or to enforce the provisions of this Section 9.1.

          9.2.     Further Assurances.  Sellers will, whenever and as often as
                   ------------------
reasonably requested to do so by Buyer, execute, acknowledge and deliver any and all such assignments, transfers and any instruments of further assurance, approvals and consents as are necessary or proper in order to complete, ensure and perfect the sale, transfer and conveyance to Buyer of the Acquired Assets in accordance with the provisions of this Agreement and the consummation of the other transactions contemplated hereby.

          9.3.     Mail; Payments.  (a)  Sellers authorize and empower Buyer on
                   --------------
and after the Closing Date to receive and open the mail and other communications received by Buyer relating to the Acquired Assets and Assumed Liabilities and to deal with the contents of such communications in any proper manner. Sellers shall promptly deliver to Buyer any mail or other communication received by them after the Closing Date pertaining to the Acquired Assets and Assumed Liabilities and Buyer shall promptly deliver to Sellers any mail or other communication received by it after the Closing Date pertaining to the Excluded Assets and Retained Liabilities.

          (b) Each of the parties hereto agrees promptly to pay or deliver to the other party any monies or checks which have been mistakenly sent by customers to it and which should properly have been sent to such other party (including, without limitation, any payments in respect of Financing Contracts transferred to Buyer pursuant to this Agreement).

          (c) Sellers agree that Buyer has the right and authority to endorse, without recourse, the name of Sellers or any of their Affiliates, as the case may be, on any check or other evidence of indebtedness received by Buyer in respect of the Acquired Assets and Assumed Liabilities and Sellers and their Affiliates shall furnish Buyer such further evidence of this authority as Buyer may reasonably request.

          9.4.     Rights of Enforcement and Settlement.  (a) From and after the
                   ------------------------------------
Closing, Buyer shall have complete control over the payment, settlement or other disposition of, or any dispute involving the Acquired Assets and the Assumed Liabilities and the right to commence, conduct and control all negotiations and proceedings with respect thereto, and Sellers shall notify Buyer promptly of any claim made with respect to any of the Acquired Assets or Assumed Liabilities and shall not, without Buyer's prior written consent, voluntarily pay, settle or offer to settle, or consent to any compromise or admit liability with respect to, any of the foregoing. To the extent practicable, Sellers shall cooperate with Buyer in any reasonable manner requested by Buyer in connection with any negotiations or proceedings involving any of the Acquired Assets or Assumed Liabilities.

          (b) From and after the Closing, Buyer shall notify Sellers promptly of any claim made with respect to any of the Excluded Assets or Retained Liabilities and shall not, without Sellers' prior written consent, voluntarily pay, settle or offer to settle, or consent to any compromise or admit liability with respect to, any of the foregoing.

          9.5.     Records.  (a)  All customer and supplier lists, sale and
                   -------
purchase records, price lists, catalogues, sales literature, publicity material, ledgers, invoices, accounting and other books and records of Sellers (whether in document form or contained within computer maintained databases or recorded in any other manner) relating to the Acquired Assets and Assumed Liabilities or necessary for Buyer to enforce its rights and satisfy its obligations under the Acquired Assets and Assumed Liabilities shall be delivered to Buyer on Closing and shall thereafter be retained by Buyer and shall be preserved for a period of five years from Closing or such longer period as may be required by Law and shall at all reasonable times during usual business hours during such period be open for inspection (for the purposes of preparing Sellers' accounting and taxation returns) by Sellers and their agents who may at Sellers' expense take copies therefrom for such purposes.

          (b) Any books, records, information or other data relating in any manner to the Acquired Assets and Assumed Liabilities which are retained by Sellers shall be preserved for a period of five years from Closing or such longer period as may be required by Law and shall during business hours during such period be open for inspection for such purposes by Buyer and its agents who at Buyer's expense may take copies therefrom for such purposes.

          9.6.     Tax Matters.
                   -----------

          (a)      Preparation and Filing Returns.  Buyer shall cause to be
                   ------------------------------
timely prepared, or at Buyer's request, Sellers shall cause to be timely prepared, all Income Tax Returns of Sellers for taxable periods ending on or before June 30,

1998. Sellers shall timely file all such Income Tax Returns. At least 15 days prior to the earlier of the due date (including extensions) of such Income Tax Returns and the date Buyer proposes that such Income Tax Returns be filed by Sellers, Buyer shall submit such Income Tax Returns to Sellers for their review and comment. If Sellers disagree with any aspect of such Income Tax Returns, Buyer and Sellers will attempt in good faith to resolve such dispute. If any such dispute cannot be resolved prior to the due date (including extensions) of the Income Tax Return, the Income Tax Return shall be filed, to the extent permitted by law, in the manner determined by Buyer. Sellers shall not cause any Income Tax Return filed pursuant to this paragraph (a) to be amended without Buyer's written consent.

          (b)      Payment of Tax.  Buyer shall be responsible for payment of
                   --------------
(i) all unpaid Income Taxes of Sellers for the taxable period ending on June 30, 1997, and (ii) either (A) if (1) all employee and director options and warrants shall have been exercised by June 30, 1998 and (2) Sellers' taxable income for the period beginning on the day after the Closing Date and ending on June 30, 1998 consists solely of income and gain derived from Permitted Investments (the conditions described in clauses (1) and (2) are referred to herein as the "Payment Conditions"), all unpaid Income Taxes of Sellers for the taxable period
 ------------------
ending on June 30, 1998 (or, if earlier, for the taxable period ending on completion of Sellers' liquidation plan), or (B) if the Payment Conditions shall not have been satisfied, all unpaid Income Taxes of Sellers for the portion of the taxable period beginning on July 1, 1997 and ending on the Closing Date (the "Pre-Closing Period"), provided that in the case of clause (B), Buyer's
 ------------------
liability for any unpaid Income Tax of Sellers for the Pre-Closing Period shall not exceed the total amount of such Income Tax which is due and payable for the entire taxable period beginning on July 1, 1997 and ending on June 30, 1998. For purposes of this paragraph (b), the amount of Sellers' Income Taxes which are attributable to the Pre-Closing Period shall be determined based on a closing of the books method, without regard to the economic performance requirement of
Section 461(h) of the Code, as if the Pre-Closing Period constituted a taxable period ending on the Closing Date, provided, however, that franchise taxes shall be apportioned to the Pre-Closing Period based on the number of days in the Pre-Closing Period as compared to the number of days in the entire taxable period beginning on July 1, 1997. Any amounts owed by Buyer pursuant to this paragraph
(b) shall be paid by Buyer to the applicable Governmental Entity on behalf of Sellers one business day prior to the date on which Sellers are required to cause to be paid the related Income Tax liability.

          (c)      Refunds.  Sellers shall promptly pay to Buyer any refunds or
                   -------
credits of Income Taxes (including interest thereon) which are received by Sellers and are attributable to Income Taxes paid by Buyer pursuant to paragraph (b) of this Section 9.6, and Sellers shall use their reasonable best efforts to obtain any such refunds.

          (d)      Audits.  Sellers shall promptly notify Buyer in writing of
                   ------
any audit or judicial or administrative proceeding with respect to Income Taxes for any taxable period ending on or prior to June 30, 1998. Buyer shall control the conduct of any such audit or proceeding with respect to the taxable periods ending on June 30, 1997 and on June 30, 1998. In the case of any such audit or proceeding with respect to any taxable period ending before June 30, 1997, Buyer shall control the conduct of such audit or proceeding to the extent that it involves any issues the resolution of which could have an effect on Buyer's liability for Sellers' Income Taxes pursuant to paragraph (b) of this Section 9.6, provided, however, that Buyer shall not settle or compromise any such issue
     --------  -------
which would result in a material Income Tax liability for which Sellers would be liable under this Agreement without Sellers' consent, which consent shall not be unreasonably withheld. Sellers shall cooperate with Buyer's conduct of any such audit or proceeding, including, without limitation, by executing powers of attorney and such other documents as are necessary for Buyer to defend and prosecute such audit or proceeding.

          (e)      Cooperation.  After the Closing Date, Buyer and Sellers shall
                   -----------
(and shall cause their respective Affiliates to) reasonably cooperate in the filing of Tax Returns and the preparation for any audit of, or administrative or judicial proceeding regarding, any Tax Returns and payments in respect thereof. Buyer and Sellers shall (and shall cause their respective Affiliates) to promptly notify the other in writing upon receipt of any notice of any pending or threatened Tax audits or assessments which may affect the other's Tax liabilities. At Buyer's request, Sellers shall provide Buyer with copies of all Income Tax Returns and all workpapers and other documents relating to such Income Tax Returns.

          9.7.     Change of Sellers' Corporate Names.  Each Seller shall,
                   ----------------------------------
within 30 days after the Closing, file in all jurisdictions in which it is qualified to do business, all documents necessary to reflect such change in its corporate name or, in the alternative, to terminate its qualifications therein. Each Seller shall also provide all such consents as Buyer reasonably may request to allow Buyer or its Affiliates to qualify to do business under one or more of the Tradenames and shall take such other action as Buyer or its legal counsel shall reasonably request to protect the rights of Buyer in the Tradenames.

          9.8.     Costs and Expenses.  Buyer shall pay or reimburse Sellers for
                   ------------------
all reasonable out-of-pocket costs and expenses incurred by Sellers following the

Closing Date; provided that Sellers shall use their commercially reasonable
              --------
efforts to wind up their affairs in as short a period following the Closing as is reasonably practicable; and provided further that (a) such costs and expenses
                               -------- -------
shall only include those required to be paid by Sellers to unaffiliated third parties such as accountants, lawyers and Governmental Entities in order for Sellers to maintain their corporate existence and good standing, wind up their affairs, and, in the case of Parent, to terminate its reporting obligations under the Exchange Act and cause its securities to be delisted from NASDAQ, and shall not include any other expenses, including, without limitation, salaries or benefits payable to any employees of Sellers, any lease or other payments for office space or any other overhead expenses of any Seller; (b) Sellers agree to use their commercially reasonable efforts to minimize the amount of all such costs and expenses, including, in the case of Parent, using its commercially reasonable efforts to terminate its reporting obligations under the Exchange Act as promptly as possible following the Closing and causing its securities to be delisted from NASDAQ; and (c) the aggregate maximum amount of costs and expenses for which Buyer shall be obligated to pay or reimburse Sellers pursuant to this
Section 9.8 shall be $500,000.

          9.9.     D&O Policy.  None of Parent nor any of its officers or
                   ----------
directors shall modify, amend or waive any provision of the director and officers liability insurance policy referred to in Section 7.8 hereof, or take any action that would, or would reasonably be likely to, cause such policy to cease to be in full force and effect.

          9.10.    Indemnification by Buyer.  (a)  From and after the Closing,
                   ------------------------
Buyer shall indemnify and hold harmless (i) those individuals who are directors and/or officers of the Sellers as of the Closing Date ("D&O Indemnitees") from
                                                        ---------------
and against any and all Losses incurred by any of them arising out of, relating to or resulting from claims against any of the D&O Indemnitees arising after the Closing Date which relate to: (A) actions taken by the D&O Indemnitees prior to the Closing Date in their capacities as directors or officers of any of Sellers; or (B) actions taken by the D&O Indemnitees after the Closing Date to liquidate and wind up the affairs of Sellers and (ii) the stockholders of Parent (the "Stockholder Indemnitees" and, together with the D&O Indemnitees, the
 -----------------------
"Indemnitees") from and against any and all Losses incurred by any of them
 -----------
arising out of, relating to or resulting from claims against any of the Stockholder Indemnitees arising after the Closing Date which relate to actions after the Closing Date to liquidate and wind up the affairs of the Sellers; provided that no Indemnitee shall be entitled to recover any amount for
--------
indemnification claims under this Section 9.10 if such Indemnitee has not given the Buyer a Notice with respect to such claim prior to the fifth anniversary of the Closing Date.

          (b)      Notwithstanding any other provisions of this Section 9.10,
(i) Buyer's maximum aggregate liability to and on behalf of all Indemnitees pursuant to this Section 9.10 shall not exceed $5 million and (ii) Buyer shall have no liability to any Indemnitee pursuant to this Section 9.10 (x) except to the extent the directors and officers insurance policy referred to in Section
7.8 either does not provide coverage in respect of the event giving rise to such indemnification claim or such coverage has been exhausted and (y) with respect to any Losses attributable to an Excluded Asset.

          (c) Promptly after receipt by an Indemnitee of written notice of the assertion of a claim or the commencement of any action, litigation or proceeding by any third party (a "Third Party Claim") with respect to any matter
                                  -----------------
for which indemnification is or may be owing pursuant to this Section 9.10, the Indemnitee shall give written notice thereof (the "Notice") to the Buyer and
                                                   ------
shall thereafter use commercially reasonable efforts to keep the Buyer fully informed with respect thereto. The Buyer shall have the right, at its option and at its own expense, to take control of the defense, negotiation and/or settlement of any Third Party Claim. The Indemnitee shall have the right to participate in the defense, negotiation and/or settlement of any such Third Party Claim with counsel of its own choosing; provided that, after notice from
                                              --------
the Buyer to the Indemnitee of the Buyer's election to take control of the defense, negotiation and/or settlement of any Third Party Claim with counsel reasonably satisfactory to the Indemnitee, the Buyer shall not be liable to the Indemnitee for any subsequent fees or disbursements of separate counsel incurred by the Indemnitee in connection with the defense, negotiation and/or settlement thereof. If the Buyer fails or refuses to undertake the defense of any such Third Party Claim within 60 days after delivery of the Notice, the Indemnitee shall have the right to take exclusive control of the defense, negotiation and/or settlement of such Third Party Claim at the Buyer's expense.

          (d)      Notwithstanding any other provisions of this Section 9.10,
(i) Buyer shall not be obligated to indemnify any Indemnitee for any Losses arising out of, relating to, or resulting from, the gross negligence, willful misconduct or knowing violation of law of such Indemnitee and (ii) Buyer shall not be obligated to indemnify any D&O Indemnitee unless prior to the Closing Date Buyer shall have received a written agreement from such D&O Indemnitee, in form and substance reasonably satisfactory to Buyer, pursuant to which such Indemnitee agrees (A) not to initiate or encourage any claims against any Seller after the Closing, (B) to unconditionally release Buyer and its Affiliates from any claims the

D&O Indemnitee may have against any of them, whether arising prior to, on or after the Closing (other than pursuant to the noncompetition agreements referred to in Section 6.3(b)(ix)), (C) to cooperate with Buyer in resolving any Third Party Claims, (D) not to issue any public statements or make, or permit any other Person to make, any filings with any Governmental Entities after the Closing without the prior written consent of Buyer, which consent shall not be unreasonably withheld (unless the D&O Indemnitee has been advised by counsel that he is legally required to take such action, in which case the D&O Indemnitee's obligation shall be to consult with Buyer prior to such filing),
(E) not to seek indemnification for any claim pursuant to this Section 9.10 unless and until he has first sought coverage for such claim under the directors and officers insurance policy referred to in Section 8.11 and, despite his commercially reasonable efforts, such coverage has been denied or is otherwise unavailable and (F) not to seek indemnification hereunder for any claims that such Indemnitee may have against Parent or any of its Affiliates.


                                   ARTICLE X

                         TERMINATION PRIOR TO CLOSING

          10.1.    Termination.  This Agreement may be terminated at any time
                   -----------
prior to the Closing:

          (a) by the mutual written consent of Buyer on the one hand and Sellers on the other hand;

          (b) by written notice given by Sellers to Buyer or Buyer to Sellers, if the Closing shall not have occurred on or before January 31, 1998; provided that the party electing so to terminate this Agreement shall have
--------
performed and complied with all of the covenants and agreements on its part set forth in this Agreement and the Ancillary Documents;

          (c) by written notice given by either Sellers to Buyer or Buyer to Sellers, if any court of competent jurisdiction or Governmental Entity shall have issued an injunction, order, decree or ruling or taken any other action, restraining, enjoining or otherwise prohibiting the transactions contemplated hereby (which the party seeking to terminate this Agreement shall have used commercially reasonable efforts to have lifted or reversed), and such order, decree, ruling or other action shall have become final and non-appealable; or

          (d) by written notice given by either Sellers to Buyer or Buyer to Sellers, if there shall have been a breach by Sellers or Buyer, as the case may be, of such party's representations, warranties, covenants or agreements contained herein which breach would entitle Buyer on the one hand, or Sellers, on the other hand, to decline to consummate the transactions contemplated hereby pursuant to Article VII or VIII, as the case may be, if the non-terminating party fails to cure such breach within 10 Business Days following the notification thereof by the terminating party or if an event occurs which renders impracticable with the use of commercially reasonable efforts compliance with or satisfaction of any of the conditions to its respective obligations hereunder.

          10.2.    Effect on Obligations.  Termination of this Agreement
                   ---------------------
pursuant to this Article X shall terminate all obligations of the parties hereunder; provided, however, that termination pursuant to Section 10.1 (other
           --------  -------
than subparagraph (a) thereof) shall not relieve any defaulting or breaching party or parties from any liability to the other parties hereto except that, in the case of a termination of this Agreement pursuant to Section 10.1(b) or 10.1(c), no party shall have any liability or obligation to any other party with respect to any breach of its representations and warranties except to the extent any such breach was willful or knowing.


                                  ARTICLE XI

                                 MISCELLANEOUS

          11.1.    Fees and Expenses.  Subject to Section 9.8, whether or not
                   -----------------
the transactions contemplated hereby are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, except that
(a) the filing fee in connection with the HSR Act filing, (b) the filing fee in connection with the filing of the Information Statement with the Commission and
(c) the expenses incurred in connection with printing and mailing the Information Statement, shall be paid or reimbursed by Buyer.

          11.2.    No Third Party Beneficiaries.  This Agreement shall not
                   ----------------------------
confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

          11.3.    Successors and Assigns.  This Agreement shall be binding upon
                   ----------------------
and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party; provided, however, that Buyer may, without
                             --------  -------
the prior written approval of any Seller, assign any or all of its rights, interests and obligations hereunder to one or more of its Affiliates and upon any such assignment Buyer shall be released of its obligations hereunder as long as in connection with such assignment Buyer unconditionally guarantees all of the assignee's obligations hereunder.

          11.4.    Notice.  Any notice required by this Agreement (a) must be in
                   ------
writing; (b) must be delivered by hand or sent by first class mail (return receipt requested), telecopy, or nationally recognized messenger service (e.g., Federal Express, UPS); (c) will be effective on the day actually received and
(d) shall be sent to the party to be notified at the address stated below:

          If to Buyer:

               General Electric Capital Corporation - VFS
               55 Federal Road
               Danbury, Connecticut  06810
               Attention:  Chief Financial Officer and General Counsel
                                                   ---
               Fax:  (203) 731-6275

          If to any Seller:

               Trans Leasing International, Inc.
               3000 Dundee Road
               Northbrook, Illinois  60062
               Attention:  President
               Fax: (847) 272-1000

          Any party may change the address to which notice is to be sent by providing notice in the manner specified above.

          11.5.    Arbitration.  Any dispute, controversy or claim arising out
                   -----------
of or relating to this Agreement or to a breach hereof, including, without limitation, its interpretation, performance or termination, shall be finally resolved by arbitration. The arbitration shall be in accordance with the rules of the American Arbitration Association which shall administer the arbitration and act as appointing authority. The arbitration, including, without limitation, the rendering of the award, shall take place in Chicago, Illinois and shall be the exclusive forum for resolving such dispute, controversy or claim. The decision of the arbitrators shall be final and binding upon the parties to this Agreement, and the expense of the arbitration (including, without limitation, the award of attorneys' fees to the prevailing party) shall be paid as the arbitrators determine. The decision of the arbitrators shall be executory, and judgment thereon may be entered by any court of competent jurisdiction. Application may be made to any court for a judicial acceptance of the award or order of enforcement. Notwithstanding the foregoing, each party will have the right to institute judicial proceedings against the other party or anyone acting by, through or under such other party in order to enforce the instituting party's rights hereunder through specific performance, injunction or similar equitable relief. For this purpose, each of the parties hereto irrevocably and unconditionally (a) agrees that any suit arising out of this Agreement may be brought and adjudicated in the U.S. District Court for the Northern District of Illinois located in Chicago, Illinois, or, if such court will not accept jurisdiction, in any court of competent civil jurisdiction sitting in Chicago, Illinois, (b) submits to the non-exclusive jurisdiction of any such court for the purposes of any such suit and (c) waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, any claim that it is not subject to the jurisdiction of the above courts, that such suit is brought in an inconvenient forum or that the venue of such suit is improper. Each of the parties hereto also irrevocably and unconditionally consents to the service of any process, pleadings, notices or other papers in a manner permitted by the notice provisions hereof. Nothing in this Section 11.5 shall prevent any party from joining the other party as a third party defendant or in a cross-claim in any action in which such party is involved.

          11.6.    Public Announcements.  No party hereto shall make any public
                   --------------------
statements, including, without limitation, any press releases, with respect to this Agreement and the transactions contemplated hereby without the prior consent of the other party, which consent shall not be unreasonably withheld, except as may be required by Law or applicable stock exchange rules (in which case the party making such public announcement shall first have consulted with the other party).

          11.7.    Severability.  Whenever possible, each provision of this
                   ------------
Agreement shall be interpreted in such a manner as to be effective and valid under such applicable Law, but, if any provision of this Agreement shall be held to be prohibited or invalid in any jurisdiction, the remaining provisions of this Agreement shall remain in full force and effect and any such prohibited or invalid provision shall remain in effect in any jurisdiction in which it is not prohibited or invalid. Should any prohibition or invalidity materially alter the nature of the transactions contemplated herein, the parties will confer in good faith to create a replacement provision that is not prohibited or invalid.

          11.8.    Governing Law.  This Agreement shall be construed in
                   -------------
accordance with and governed by the Laws of the State of New York applicable to agreements to be performed entirely within that State, without regard to its conflict of laws rules.

          11.9.    Entire Agreement.  This Agreement and the schedules,
                   ----------------
exhibits and annexes hereto constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all proposals, oral or written, all previous negotiations, and all other communications between the parties with regard to the subject matter hereof.

          11.10.   Modification and Waiver.  No amendment, modification or
                   -----------------------
alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by Parent, on its own behalf and on behalf the other Sellers, and Buyer. Any of the terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits of such waived terms or provisions. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

          11.11.   Specific Performance.  The parties hereto agree that
                   --------------------
irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

          11.12.   Counterparts.  This Agreement may be executed in one or more
                   ------------
counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first above written.

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION

                              By:   _________________________
                              Name:
                              Title:

                              TRANS LEASING INTERNATIONAL, INC.

                              By:_______________________
                              Name:
                              Title:

                              TRANS LEASING INSURANCE
                                  SERVICES, INC.

                              By:_______________________
                              Name:
                              Title:


                              LEASECARD AUTO GROUP, INC.

                              By:_______________________
                              Name:
                              Title:


                              NUVOTRON, INC.

                              By:_______________________
                              Name:
                              Title:

                              TL LEASE FUNDING CORP. III

                              By:_______________________
                              Name:
                              Title:


                              TL LEASE FUNDING CORP. IV

                              By:______________________
                              Name:
                              Title:

                                                                         ANNEX B


                      PLAN OF LIQUIDATION AND DISSOLUTION

                                      OF

                       TRANS LEASING INTERNATIONAL, INC.


     This Plan of Liquidation and Dissolution (the "Plan") is for the purpose of effecting the complete liquidation and dissolution of Trans Leasing International, Inc., a Delaware corporation (the "Company"), in accordance with and pursuant to the provisions of the Delaware General Corporation Law and
Section 331 of the Internal Revenue Code of 1986, as amended, in substantially the following manner:

     1.  Effective Date. The Plan shall be effective on the date (the "Effective
         --------------
Date"), after it is adopted and approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, $.01 par value, of the Company ("Common Stock") entitled to vote thereon, on which the Company's business and substantially all of its assets are sold pursuant to the Asset Purchase Agreement (the "Asset Purchase Agreement") by and among General Electric Capital Corporation, the Company and certain of the Company's subsidiaries.

     2.  Cessation of Business. After the Effective Date, the Company shall not
         ---------------------
engage in any business activities except for the purposes of (i) preserving the values of its assets, (ii) winding-up its business affairs, including, without limitation, the consummation of a sale or sales in one or a series of transactions of the remaining assets of the Company, and (iii) making the Liquidation Distribution (as hereinafter defined) in accordance with the Plan. The Board of Directors of the Company (the "Board") and, at their pleasure, the officers, shall continue in office solely for these purposes.

     3.  Dissolution. As promptly as practicable after the Effective Date and
         -----------
upon filing of a Certificate of Dissolution with the Secretary of State of the State of Delaware the Company shall be dissolved in accordance with the Delaware General Corporation Law.

     4.  Liquidation of Assets. The Company shall collect, sell, exchange or
         ---------------------
otherwise dispose of all of its property and assets in one or more transactions, including the transactions provided for in the Asset Purchase Agreement, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or other property, as the Board deems expedient and in the best interests of the Company and the holders of the Common Stock (the "Stockholders"). In connection with such collection, sale, exchange and other disposition, the Company shall marshall its assets and collect or make provision for the collection of all accounts receivable, debts and claims owing to the Company. The Company shall have continuing authority to sell, lease, exchange or otherwise convert to cash all or any part of its assets in accordance with the terms and provisions of this Plan, and to make such arrangements with respect to employee compensation as may be advisable, including without limitation arranging for payment of compensation in connection with the surrender or cancellation of any options outstanding under the Company's stock option plans.

     5.  Payment of Debts. The Company shall pay or make provision for the
         ----------------
payment of all known or ascertainable liabilities of the Company, including all amounts estimated by the Board to be necessary for the payment of estimated expenses, taxes, and contingent liabilities (including expenses of dissolution, liquidation, and termination of existence, and the Liquidation Distribution), all as provided pursuant to Section 281 of the Delaware General Corporation Law.

     6.  Liquidating Distribution. The Company shall distribute pro rata to the
         ------------------------
Stockholders all its remaining property and assets, if any, including the proceeds of any sale, exchange or disposition, except such property or, assets as are required for paying or making provision for the claims and obligations of the Company (the "Liquidating Distribution"), The Liquidating Distribution may occur all at one time or in a series of distributions and may be in cash or in kind, in such manner, and at such time or times before and/or after the Record Date (as defined below), as the Board, in its absolute discretion, may determine. If and to the extent deemed necessary, appropriate or desirable by the Board, in its absolute discretion, the Company may establish and set aside a reasonable amount (the "Contingency Reserve") to satisfy claims against the Company (other than claims of a Stockholder in its capacity as such) and all expenses of the sales of the Company's property and assets, of the collection and defense of the Company's property and assets, and of the liquidation and dissolution provided for in this Plan. The Contingency Reserve may consist of cash or property.

     7.  Redemption and Cancellation of Common Stock. The Liquidating
         -------------------------------------------
Distribution shall be in complete redemption and cancellation of all of the outstanding Common Stock of the Company. The Company shall close its stock transfer books at the close of business on the record date fixed by the Board for the first or any subsequent installment of any Liquidating Distribution as the Board in its absolute discretion, may determine (the "Record Date"), and thereafter certificates representing Common Stock shall not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law. The Stockholders shall surrender stock certificates (or, if so required by the Board in its absolute discretion, furnish indemnity bonds in case of lost or destroyed certificates) as a condition to their receipt of any Liquidating Distribution immediately following the Record Date.

     8.  Missing Stockholders. If any Liquidating Distribution to a Stockholder
         --------------------
cannot be made, whether because the Stockholder cannot be located, has not surrendered a certificate evidencing the Common Stock as required hereunder or for any other reason, then the distribution to which such Stockholder is entitled shall (unless transferred to the

Trust established pursuant to Section 11 hereof) be transferred to and deposited with the state official authorized by the laws of the State of Delaware to receive the proceeds of such distribution; such transfer shall comply in all respects with the laws of the State of Delaware. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such Stockholder as the sole equitable owner thereof and shall escheat to the State of Delaware or be treated as abandoned property in accordance with the laws of the State of Delaware. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

     9.  Amendments, Notwithstanding adoption of the Plan by the Company's
         ----------
Stockholders, the Board may modify or amend the Plan and, prior to the filing of a certificate of dissolution with the State of Delaware, may abandon the Plan, without further action by the Stockholders to the extent permitted by Delaware law.

     10. Indemnification. The Company shall continue to indemnify its officers,
         ---------------
directors, employees and agents in accordance with its Certificate of Incorporation and Bylaws and any contractual arrangements for actions taken in connection with this Plan and the winding up of the affairs of the Company and shall indemnify any liquidating trustees and their agents on similar terms. The Company's obligation to indemnify such persons may be satisfied out of the assets of the Trust (as defined below). The Board and the trustees, in their absolute discretion, are authorized to obtain and maintain insurance for the benefit of such officers, directors, employee, agents and trustees to the extent permitted by law.

     11. Liquidating Trust. If necessary for any reason to complete the
         -----------------
liquidation and distribution of the Company's assets to the Stockholders, the Board may at any time transfer to a liquidating trust (the "Trust") any remaining assets of the Company which are held as a reserve for contingent liabilities. The Trust, if any, will succeed to all of the then remaining assets of the Company, including such reserve, and any liabilities of the Company. The sole purpose of the Trust will be to liquidate on terms satisfactory to the liquidating trustee(s) and to distribute the assets formerly owned by the Company, if any, after paying any remaining liabilities of the Company to the Stockholders.

     The Board is authorized to appoint one or more individuals or corporate persons to act as trustee or trustees of the Trust and to cause to enter into a liquidating trust agreement with such trustee or trustees on such terms and conditions as the Board determines. Adoption of the Plan will constitute the approval of the Stockholders of any such appointment and liquidating trust agreement.

     12. Costs. The Board is authorized, empowered and directed to pay all
         -----
legal, accounting, printing, appraisal and other fees and expenses of persons rendering services to the Company in connection with the sale of its assets, the Plan, and, if appointed, such expenses of a liquidating trustee or trustees.

     13. Authorization. Adoption of the Plan by the Stockholders shall
         -------------
constitute full and complete authority to the proper officers of the Company, without further Stockholder action (except for any further Stockholder or Board approval required by law), to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of every kind and character which such officers deem necessary or appropriate to carry out the provisions of the Plan.

     14. Power of Board of Directors. The Board and, if authorized by the Board,
         ---------------------------
the officers, shall have authority to do or authorize any and all acts and things as provided for in the Plan and any and all such further acts and things as they may consider desirable to carry out the purposes of the Plan, including the execution and filing of all such certificates, documents, information returns, tax returns, and other documents which may be necessary or appropriate to implement the Plan. The Board, to the extent permitted by law, may authorize such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effectuate the complete liquidation and dissolution of the Company, and the distribution of its assets, if any, to its Stockholders in accordance with the Delaware General Corporation Law. The death, resignation, or other disability of any director or officer of the Company shall not impair the authority of the surviving or remaining directors or officer(s) to exercise any of the powers provided for in the Plan, Upon such death, resignation, or other disability, the surviving or remaining directors, or if there be none, to the-extent permitted by law, the surviving or remaining officer(s) shall have authority to fill the vacancy or vacancies so created, but the failure to fill such vacancy or vacancies shall not impair the authority of the surviving or remaining directors or officer(s) to exercise any of the powers provided for in the Plan. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board, pay to the Company's officers, directors and employees, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the successful implementation of this Plan. Adoption of this Plan by holders of a majority of the outstanding Common Stock shall constitute the approval of the Stockholders of the payment of any such compensation.

                                                                         ANNEX C


                                August 27, 1997


Board of Directors
Trans Leasing International
3000 Dundee Road
Northbrook, IL 60062


Gentlemen:

     We understand that Trans Leasing International, Inc., a Delaware corporation ("Trans Leasing" or the "Company"), and Trans Leasing Insurance
                                     -------
Services, Inc., an Illinois corporation, Leasecard Auto Group, Inc., a Delaware corporation, Nuvotron, Inc., a Delaware corporation, TL Lease Funding Corp. III, a Delaware corporation, and TL Lease Funding Corp. IV, a Delaware corporation, each a wholly-owned subsidiary of the Company (collectively with the Company, the "Sellers") intend, subject to approval by Trans Leasing's Board of
     -------
Directors, to enter into an Asset Purchase Agreement substantially in the form delivered to us on August 22, 1997 (the "Asset Purchase Agreement") with General
                                         ------------------------
Electric Capital Corp., a Delaware corporation (the "Buyer"), relating to the
                                                     -----
proposed acquisition by Buyer of substantially all the assets of the Sellers (the "Acquisition").
      -----------

     You have asked for our opinion, as investment bankers, as to whether the sum of $10.00 per share, is fair to such stockholders from a financial point of view.

     Rodman & Renshaw, Inc., as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. In July 1996, Rodman & Renshaw, Inc. performed financial advisory services for FluoroScan Imaging Systems, Inc. of which Mr. Larry S. Grossman was then CEO. We have acted as financial advisor to the Board of Directors of Trans Leasing in connection with the Acquisition and have received fees for financial advisory services upon execution of our financial advisory engagement with the Company and will receive additional fees for our financial advisory services upon the delivery of this opinion.

     In arriving at the opinion set forth below, with respect to Trans Leasing, we have, among other things: (a) reviewed, from a financial point of view, the Asset Purchase Agreement; (b) studied the Company's Annual Reports to Stockholders and Annual Reports on Form 10-K for the years ended June 30, 1995 and 1996 and its interim reports on Forms 10-Q and 8-K since June 30, 1996; (c) reviewed Trans Leasing's consolidated Balance Sheet dated June 30, 1997 and a Statement of Operations for the year ended

June 30, 1997 provided by senior management of Trans Leasing; (d) reviewed financial forecasts prepared by senior management of Trans Leasing; (e) reviewed certain publicly available financial and operating data relating to the Sellers' business and prospects, which historical information and data the senior management of Trans Leasing has represented to us as fairly represents the financial condition and operating results of the Sellers as of the dates presented; (f) discussed certain financial information and the business and prospects of the Sellers with Trans Leasing's senior management; (g) reviewed the reported historical and recent market prices and trading volumes of the Trans Leasing Common Stock; (h) compared the financial, operating and stock price performance of Trans Leasing with certain other companies deemed comparable; (i) reviewed the financial terms, to the extent publicly available, of certain other acquisition transactions deemed comparable; and (j) made such other analyses and examinations as we deemed necessary or appropriate. We also have taken into account our assessment of economic, market and financial conditions generally and within the industry in which Trans Leasing is engaged.

     In rendering our opinion, we have assumed and relied upon the accuracy and completeness of all information supplied or otherwise made available to us by Trans Leasing or obtained by us from other sources, and we have relied upon the representations of senior management of Trans Leasing that they are unaware of any information or facts that would make the information provided to us incomplete or misleading. We have not independently verified such information, undertaken an independent appraisal of the assets or liabilities (contingent or otherwise) of Trans Leasing or have been furnished with any such appraisals. In addition, we have relied on representations from senior management of Trans Leasing (a) that the distribution to be made to each holder of Common Stock of Trans Leasing will be made as promptly after closing as is practicable; and (b) that the Common Stock of Trans Leasing will continue to be traded in the over-the-counter marked and reported in NASDAQ National Market until such distribution. With respect to the available financial forecasts of the Sellers which we have reviewed, we have relied on the representations of the senior management of Trans Leasing that such available forecasts are reasonable, reflect the best currently available estimates and judgments of senior management of Trans Leasing as to the future financial position of the Sellers and that: (a) as to the respective forecasts, they are unaware of any facts that would make such information incomplete, in any material respect, or misleading; and (b) there have been no material adverse developments in the business (financial or otherwise) or prospects of the Sellers, since June 30, 1997.

     Our opinion is necessarily based on economic, market and other conditions as they exist, and the information made available to us, as of the date hereof. We disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion that may come or be brought to our attention after the date of this opinion. In the performance of our financial advisory services, we were not authorized to solicit, and did not solicit, interest from any party with respect to the acquisition of Trans Leasing or any of its assets. No other limitations were imposed upon us by Trans Leasing with respect to the investigations to be made or procedures to be followed by us in rendering our opinion.

     The opinion expressed herein does not constitute a recommendation as to any action the Board of Directors of Trans Leasing or any stockholder of Trans Leasing should take in connection with the Acquisition. Further, we express no opinion herein as to the structure, terms or effect of any other aspect of the Acquisition, including, without limitation, the tax consequences thereof.

     It is understood that this letter is for the information of the Board of Directors of Trans Leasing in connection with its evaluation of the fairness, from a financial point of view, as of the date hereof, of the distribution to be made to the holders of Trans Leasing Common Stock pursuant to the Acquisition and for inclusion in the Information Statement (as defined in the Asset Purchase Agreement). Without limiting the foregoing, in rendering this opinion, we have not been engaged to act as an agent or fiduciary for Trans Leasing's common stockholders or any other third party.

     Based on and subject to the foregoing, we are of the opinion that the sum of $10.00 per share, is fair from a financial point of view.

                                   Very truly yours,

                                   RODMAN & RENSHAW, INC.


                                   By: ________________________________
                                         Julia S. Heckman
                                         Senior Managing Director